                                                                   Exhibit 10.40

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


                                                                       EXECUTION

                           SOFTWARE LICENSE AGREEMENT

     This Software License Agreement (this "Agreement"), dated as of January 10, 2003, is among LIFFE ADMINISTRATION AND MANAGEMENT, a company incorporated in England and Wales ("LIFFE"), and BOARD OF TRADE OF THE CITY OF CHICAGO, INC., a Delaware corporation (the "CBOT"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Section 1.

                                    RECITALS

     A. LIFFE has devised and developed an automated derivatives trading and order matching system known as "LIFFE CONNECT(TM)" to facilitate the trading of certain securities, futures, and options contracts.

     B. The CBOT wishes to obtain from LIFFE a license to use and/or access certain components of the LIFFE CONNECT system, and certain other software as LIFFE may develop or provide pursuant to any Development Services Agreement and/or Managed Services Agreement that may be entered into by LIFFE and the CBOT.

     C. LIFFE has agreed to license to the CBOT, subject to the terms and conditions hereof, the right (a) to use and/or access certain components of the LIFFE CONNECT system as well as any Upgrades as LIFFE may provide pursuant to any Managed Services Agreement between LIFFE and the CBOT, and any software that may be developed or provided by LIFFE pursuant to any Development Services Agreement and/or Managed Services Agreement that may be entered into by LIFFE and the CBOT; and (b) to sublicense the right to use and/or access the API and/or other Interfaces to Members, Independent Software Vendors, Quote Vendors, and other Persons wishing to participate in the CBOT Electronic Exchange.

     In consideration of the recitals and the mutual covenants and agreements hereinafter set forth, the Parties hereto (each a "Party" and collectively the "Parties") agree as follows:

                                    AGREEMENT

1.   Definitions

     In this Agreement, the following expressions shall mean, respectively:

     "AAA" shall have the meaning set forth in Section 19.3.

     "AAA Rules" shall have the meaning set forth in Section 19.3.

     "Affiliate" means any Person that, directly or indirectly, controls, is controlled by or is under common control with a specified Person.

     "Agreement" shall have the meaning set forth above.

     "Amendment No. 4" shall have the meaning set forth in Section 25.

     "API" means the LIFFE CONNECT application programming interface from a Trading Application to the Trading Host.

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     "Arbitration Fees" shall have the meaning set forth in Section 19.3.7.

     "Auditor" shall have the meaning set forth in Section 3.2.2.2.

     "Bug Fixes" means any patch or other changes or modifications created for the primary purpose of remedying a defect in the Software.

     "Business Day" means any calendar day other than any Saturday, Sunday, U.S. bank holiday, and U.K. public or bank holiday.

     "CBOT Electronic Exchange" means the electronic facility for the trading of derivatives products listed from time to time by the CBOT in its capacity as a derivatives exchange.

     "CBOT Indemnitees" shall have the meaning set forth in Section 17.1.

     "CBOT Open Outcry Facility" means the open outcry facility for the trading of derivatives products listed from time to time by the CBOT in its capacity as a derivatives exchange.

     "CBOT's Premises" means those locations owned or controlled by the CBOT.

     "CBOT's Property" shall have the meaning set forth in Section 13.2.

     "CBOT Technology" means any software or equipment (other than Equipment) or other technology owned by the CBOT or licensed to the CBOT by a Person other than LIFFE.

     "CFTC" means the United States Commodity Futures Trading Commission.

     "Claim" shall have the meaning set forth in Section 17.1.

     "Confidential Information" shall have the meaning set forth in
     Section 14.1.

     "Contractor" shall have the meaning set forth in the Interface Sublicense Agreement.

     "Control" or "control" means the possession, direct or indirect, of fifty percent (50%) or more of the equity interests of another Person or the power otherwise to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

     "Delegate" means a Person who has leased a CBOT membership from a Member in accordance with CBOT rules and is thereby subject to the transaction fees applicable to Delegates with respect to the CBOT mini-Eurodollar futures contract.

     "Deposit Materials" shall have the meaning set forth in Section 7.1(a).

     "Development Services Agreement" means any agreement that may be entered into by LIFFE and the CBOT subsequent to the Effective Date, pursuant to which LIFFE agrees to develop software applications for the CBOT Electronic Exchange.

     "Development Services Deliverables" means any software and/or documentation provided to the CBOT by LIFFE pursuant to any Development Services Agreement, which software and/or


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     documentation has been accepted by the CBOT pursuant to the terms of such Development Services Agreement.

     "Disputes" shall have the meaning set forth in Section 19.1.

     "Documentation" means, collectively, the operating manuals, user instructions, technical literature, and other documentation supplied by LIFFE to the CBOT for purposes of assisting the CBOT's use of and/or access to the Software, including such documentation set forth in Part 2 of Schedule A.

     "Effective Date" shall mean January 10, 2003.

     "Equipment" means the computer hardware including processors, memory, discs, screens, printers, routers, and hubs to be used with the Software.

     "Escrow Agreement" shall have the meaning set forth in Section 7.1.

     "eSpeed" means eSpeed, Inc., a corporation organized and existing under the laws of the State of Delaware, having a place of business at 299 Park Avenue, 29th Floor, New York, New York 10171-0002.

     "Euronext.liffe Exchanges" means the market administered by LIFFE and all other derivatives trading markets comprised in the Euronext N.V. Group of Companies as of the Effective Date.

     "Euronext N.V. Group of Companies" means, collectively, Euronext N.V., a company organized under the laws of the Netherlands, and all Affiliates of Euronext N.V.

     "Exclusivity Period" shall have the meaning set forth in Section 3.4.

     "Fees" shall have the meaning set forth in Section 9.1.

     "First Renewal Term" shall have the meaning set forth in Schedule I.

     "Force Majeure Event" means any cause beyond a Party's reasonable control, including, but not limited to, any flood, riot, fire, judicial or governmental action, and labor disputes.

     "Go-Live Date" means that date, agreed by the Parties, upon which the Software is made available for use in a real time live trading environment.

     "Holdings" shall have the meaning set forth in Section 25.

     "ICDR" shall have the meaning set forth in Section 19.3.

     "Independent Software Vendors" and "ISVs" mean those independent software providers who develop systems via which access to the Trading Host may be achieved.

     "Initial Term" shall have the meaning set forth in Section 10.1.

     "Interface Sublicense Agreement" shall have the meaning set forth in
     Section 5.1.

     "Interfaces" means, collectively, the API, the trade data interface, audit data interface, standing data interface and market data interface.


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     "License" shall have the meaning set forth in Section 2.

     "License Fee" means the fee for the License, as specified in Schedule I.

     "Licensed Technology" means, collectively, (a) the object code versions of the Software and (b) the Documentation.

     "LIFFE CONNECT" means the electronic trading platform which is proprietary to LIFFE, as such trading platform may be modified from time to time.

     "LIFFE Indemnitees" shall have the meaning set forth in Section 17.2.

     "LIFFE Property" shall have the meaning set forth in Section 13.1.

     "Location" means those premises where the Software listed in Part 1 of Schedule A is to be installed, as specified in Schedule B.

     "Losses" shall have the meaning set forth in Section 17.1.

     "Malicious Code" means any computer virus, Trojan horse, worm, time bomb, or other similar code or hardware component designed to disrupt the operation of, permit unauthorized access to, erase, or modify the Licensed Technology or any operating system upon which the Licensed Technology is installed, excluding security keys or other disabling elements of any Software, which elements are designed to effect restrictions on the length of time during which any Software may be used or the number of persons who may use such Software.

     "Managed Services Agreement" means any agreement that may be entered into by LIFFE and the CBOT subsequent to the Effective Date, pursuant to which LIFFE agrees to provide the CBOT services relating to the operation and support of the CBOT Electronic Exchange.

     "Market Data" means any representation that conveys, either directly or indirectly, information and data pertaining to futures and/or options traded on the CBOT including, but not limited to, market prices of such futures or options, opening and closing price ranges, high-low prices, settlement prices, estimated and actual contract volume, information regarding market activity including exchange for physical transactions, best bid, best offer, the size of the best bid or best offer or a discrete number of best bids and best offers then pending on the CBOT Electronic Exchange along with the corresponding size of each bid and offer.

     "Media" means the media on which the Software and the Documentation are recorded or printed as provided by LIFFE to the CBOT.

     "Member" means any Person authorized by the CBOT to trade on the CBOT Electronic Exchange.

     "Non-Restricted Documentation" means all Documentation other than Restricted Documentation, including the Documentation identified in Part 2(a) of Schedule A.

     "[**]" shall have the meaning set forth in Section 3.2.2.2.

     [**] shall have the meaning set forth in section 3.3.1.


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     "Out of Pocket Expenses" shall have the meaning set forth in Section 9.1.

     "Party" and "Parties" shall have the meanings set forth above.

     "Person" means an individual or a partnership, corporation, limited liability company, trust, joint venture, joint stock company, association, unincorporated organization, government agency or political subdivision thereof, or other entity.

     "Products Outside CBOT Field of Use" [**]

     "Products Within CBOT Exclusive Field of Use" [**]

     "Products Within CBOT Non-Exclusive Field of Use" [**]

     "Quote Vendors" and "QVs" mean those vendors who receive and disseminate, or wish to receive and disseminate, Market Data.

     "Registration Statement" shall have the meaning set forth in Section 25.

     "Relationship Manager" means that individual responsible on behalf of LIFFE or the CBOT, as applicable, for the day to day management of the relationship between LIFFE and the CBOT.

     "Release Period" shall have the meaning set forth in Section 7.1(d).

     "Renewal Term" shall have the meaning set forth in Section 10.2.

     "Restricted Documentation" means Documentation that is designated by LIFFE as "LIFFE Restricted" or otherwise specified by LIFFE to be restricted, including the Documentation set forth in Part 2(b) of Schedule A. Notwithstanding the foregoing, all documentation provided by LIFFE to the CBOT prior to the Effective Date which is labeled "LIFFE Confidential" is Restricted Documentation for purposes of this Agreement unless LIFFE, upon the CBOT's inquiry, notifies the CBOT in writing that specific Documentation is not "Restricted Documentation."

     "SEC" shall have the meaning set forth in Section 25.

     "Second Renewal Term" shall have the meaning set forth in Schedule I.


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     "Software" means, collectively, those software applications specified in
     Part 1 to Schedule A, any Development Services Deliverables, and any improvements, enhancements, additions, and modifications to or of the foregoing as LIFFE may provide to the CBOT pursuant to the terms of any Managed Services Agreement.

     "Sublicensee" means any Member, ISV, QV or other Person to which the CBOT wishes to sublicense a portion of the Licensed Technology.

     "Taxes" shall have the meaning set forth in Section 9.2.

     "Termination Notice Period" shall have the meaning set forth in Section 11.2.1.

     "Third Party Materials" means any equipment, hardware, software, and/or other products obtained from any third party.

     "Trading Application" means any front-end trading application or other software which interfaces with, and has been conformed with, the API.

     "Trading Host" means the LIFFE CONNECT matching engine as may be developed for the CBOT pursuant to the Development Services Agreement and used on such Equipment as LIFFE may specify from time to time.

     "TRS Technology" means that post-trade matching and clearing technology used, as of the Effective Date, by LIFFE and the International Petroleum Exchange, specifically, [**]

     "Upgrades" means, collectively, improvements, enhancements, additions and modifications to and of the Licensed Technology or any portion thereof which LIFFE specifies for use and/or access as Licensed Technology.

     "U.S." means the United States of America.

     "Wagner/eSpeed Patent" means U.S. Letter Patent No. 4,903,201 (the '201 patent).

     "Wagner License" shall have the meaning set forth in Section 16.2.

2.   License

     2.1 Grant of License. Subject to the terms and conditions hereof, LIFFE hereby grants to the CBOT a non-transferable right and license (the "License"):

     (a) from the Effective Date to the Go-Live Date, to use and/or access the Licensed Technology as necessary for purposes of carrying out any rights or obligations of the CBOT pursuant to any Development Services Agreement; and

     (b) from the Go-Live Date to the effective date of termination of this Agreement, (i) to use and/or access the TRS Technology for purposes of operating the CBOT Electronic Exchange and the CBOT Open Outcry Facility; (ii) to use and/or access the Licensed Technology (excluding the TRS Technology) solely for purposes of operating the CBOT Electronic Exchange; and (iii) to sublicense the right to use and/or access the Interfaces and Documentation relating thereto to facilitate the participation in the CBOT Electronic Exchange of Sublicensees.


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     2.2 Hosting. The CBOT shall not use the Licensed Technology, or any component thereof, to facilitate the trading of any derivative product, physical commodity or financial instrument listed by (a) any U.S. domiciled "organized exchange," "board of trade" or "trading facility" (as each such term is defined in the Commodity Futures Modernization Act of 2000) under the jurisdiction of the CFTC, other than the CBOT, or (b) any other third party exchange, board of trade, association, communication network, alternative trading system, trading facility or trading platform. For the avoidance of doubt, the foregoing limitation of the scope of the License shall not apply to Trading Applications.

3.   Scope of License

     The Parties acknowledge that (a) they will be making a significant investment in the customization and implementation of the Licensed Technology to trade products listed by the CBOT and the Euronext.liffe Exchanges, respectively, and (b) carrying out their obligations under this Agreement and any Development Services Agreement and/or Managed Services Agreement will necessitate access to the Confidential Information of the other Party relating to such other Party's respective products, technologies, and business methodologies. Therefore, in accordance with and subject to Sections 3.1 - 3.6 below, the License is:

          (i) during the Exclusivity Period, (x) exclusive, to the extent set forth in Section 3.1, with respect to use of the Licensed Technology in connection with Products Within CBOT Exclusive Field of Use; and (y) non-exclusive with respect to use of the Licensed Technology in connection with Products Within CBOT Non-Exclusive Field of Use; and

          (ii) after the Exclusivity Period, non-exclusive with respect to use of the Licensed Technology in connection with any futures or options products.

     3.1 Exclusive License Granted to CBOT. In order to preclude free riding on the significant investment by the CBOT in the customization of LIFFE CONNECT pursuant to any Development Services Agreement, and to protect the Confidential Information of the CBOT and other intellectual property concerning the CBOT's products, technologies, and business methodologies, LIFFE agrees that, subject to Sections 3.3.1 and 4, Products Within CBOT Exclusive Field of Use will not be made available for trading on LIFFE CONNECT:

          (a) by (i) the Euronext.liffe Exchanges and (ii) any derivatives trading market which becomes comprised in the Euronext N.V. Group of Companies after the Effective Date, to the extent that such derivatives trading market is not already trading Products Within CBOT Exclusive Field of Use at the time that it becomes comprised in the Euronext N.V. Group of Companies (but, for the avoidance of doubt, no clearing, settlement, or custody-related activities of the Euronext N.V. Group of Companies shall be deemed to violate the foregoing limitations); or

          (b) as a consequence of the licensing of LIFFE CONNECT by LIFFE to a U.S. domiciled "organized exchange," "board of trade" or "trading facility" (as such terms are defined in the Commodity Futures Modernization Act of 2000) under the jurisdiction of the CFTC, as such CFTC jurisdiction is established as of the Effective Date, whether or not such exchange, board of trade or trading facility is a member of or becomes comprised in the Euronext N.V. Group of Companies (but, for the avoidance of doubt, such limitations shall not apply in respect of any other exchange, board of trade, association, communication network, alternative


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


                trading system, trading facility or trading platform, whether or not its products are made available for trading in the U.S. and/or to U.S. investors).

     3.2 Scope of CBOT License.

          3.2.1 General Restrictions. In recognition of the significant investment that LIFFE has made in the customization and implementation of the Licensed Technology to trade products listed by the Euronext.liffe Exchanges, and to protect the Confidential Information of LIFFE, and subject to Sections 3.2.2 and 3.4, the CBOT agrees that the license granted hereunder does not include the right to use the Licensed Technology in connection with Products Outside CBOT Field of Use.

          3.2.2 Eurodollars.

                    (i) 3.2.2.1 Payment. The CBOT may make available for trading on the Licensed Technology the CBOT's existing U.S. $500,000 notional value Eurodollar futures contracts provided that if, during any calendar quarter, the [**] in such CBOT Eurodollar futures contracts on the Licensed Technology exceeds [**] then the CBOT shall pay to LIFFE an amount equal to [**]

               The CBOT shall make any such payment by the end of the month immediately following the end of the relevant calendar quarter. The CBOT's obligations under this Section 3.2.2.1 shall apply in respect of CBOT Eurodollar futures contracts traded on the Licensed Technology up to and including [**]

               3.2.2.2. Audit. LIFFE shall have the right, at its own expense, to commission an independent third party professional organization (the "Auditor") to audit the CBOT's performance of its obligations under Section 3.2.2.1 and to provide the results of such audit to [**]. The CBOT shall cooperate fully with any such audit and shall provide the Auditor access to all relevant books and records, during normal business hours or as otherwise agreed by the Parties. Notwithstanding the foregoing, the information that may be disclosed by the Auditor to LIFFE and [**] shall be subject to Section 14 and will be limited to (a) the amount that was paid to LIFFE by the CBOT in respect of each calendar quarter forming the subject of the audit and (b) the amount that should properly have been paid to LIFFE by the CBOT during each such calendar quarter.

     3.3  Third Party Licensees.

          3.3.1 [**]

          3.3.2 Other Licensees. LIFFE will take all commercially reasonable steps (including pursuing court proceedings) to ensure that neither any licensee of LIFFE CONNECT other than the CBOT, nor any other Person, contravenes the exclusivity limitations set forth in Section 3.1. For the avoidance of doubt, preparatory work up to the date on which products are made available for trading


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


               in the live market may be undertaken within the Exclusivity Period by any licensee of LIFFE CONNECT or any other Person without triggering LIFFE's obligations under the preceding sentence.

     3.4 Exclusivity Period. Subject to Section 3.5, the field of use and exclusivity limitations set forth in Sections 3.1 and 3.2.1 shall take effect upon the Effective Date and will remain in force until [**] (the "Exclusivity Period"). Thereafter, subject to Section 2.2, the CBOT shall be permitted to make any futures and options products available for trading via the Licensed Technology on a non-exclusive basis. For the avoidance of doubt, preparatory work up to the date on which products are made available for trading in the live market undertaken within the Exclusivity Period will not constitute a breach of the field of use or exclusivity limitations of Sections 3.1, 3.2 or 3.3.

     3.5 [**] In the event that LIFFE terminates this Agreement in accordance with Section 11.2, then the CBOT shall not, during the Termination Notice Period, make available for trading on the Licensed Technology (a) any product that is listed by one or more of the Euronext.liffe Exchanges, as of the date upon which notice of termination is given by LIFFE, or (b) any product that (i) one or more of the Euronext.liffe Exchanges has publicly announced, prior to the date notice of termination is given by LIFFE, it intends to launch and (ii) is not traded by the CBOT on the Licensed Technology as of the date of any such notice of termination is given by LIFFE.

     3.6 Acknowledgement. As of the Effective Date, (a) LIFFE is not subject to any agreements which would materially affect its ability to grant the License, and (b) the CBOT is not subject to any agreements which would materially affect its ability to comply with the License.

     3.7 [**] The license granted hereunder includes the right to use the Licensed Technology in connection with futures and options on the [**] only pursuant to a joint listing arrangement mutually agreed upon by the Parties.

4.   Restrictions on Use

     4.1  Software.

          4.1.1 General Restrictions. The CBOT may (a) use and/or access the Software on the Equipment, only at the Locations set forth in Schedule B, and (b) have and make available for use only four
                (4) run-time copies of the Trading Host. With respect to all Software installed or otherwise located at or accessible from the CBOT's Premises and any other Software to which the CBOT is provided access, the CBOT agrees:

                (a) not to, and not to permit any other Person to, copy, modify, decompile, reverse engineer, disassemble or otherwise reduce to a humanly perceivable form, combine with any other works, including any hardware or software facilitating the voice activation of any component of the Licensed Technology, make any attempt to discover the source code of, create derivative works based on, translate, market, sell, or distribute the Software or otherwise make the Software available to any third party, without the prior written consent of LIFFE, except as provided in Sections 2 and 4.1;

                (b) not to, and not to permit any other Person to, remove or alter in any manner any trademarks, trade names, copyright notices or other


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


                    proprietary or confidentiality notices or designations, of LIFFE or any other Person, contained or displayed in or on the Software; or

               (c) to ensure that neither the CBOT nor any other Person (excluding LIFFE) introduces any Malicious Code into the Software or otherwise uses the Software to further any illegal purpose.

     For the avoidance of doubt, with respect to any Software to which the CBOT has access, the CBOT shall neither provide or allow [**] access, nor permit any other Person to provide or allow [**] access, to such Software or any portion thereof.

          4.1.2 Copies. Subject to Section 4.1, the CBOT may not copy the Software except that the CBOT may, for archival or backup purposes, make a reasonable number of copies of Software installed or otherwise located at the CBOT's Premises. All copies of the Software are subject to the terms and conditions of this Agreement. The CBOT shall (i) ensure that all trademarks, trade names, copyright notices and other proprietary and confidentiality notices or designations, of LIFFE or any other Person, contained or displayed in or on the Software are reproduced on all Software copies created by the CBOT; (ii) maintain a current and accurate record of the number of copies made and of the specific location of each such copy; and (iii) ensure that all backup copies are marked as such and are not used for any purpose other than as backup in the event of damage or destruction of other copies.

     4.2  Documentation.


          4.2.1 Non-Restricted. The CBOT may (a) distribute Non-Restricted Documentation to actual and prospective Sublicensees and to other Persons for purposes related to the operation of the CBOT Electronic Exchange by or on behalf of the CBOT; (b) create as many copies of the Non-Restricted Documentation as reasonably necessary for the purposes set forth in Section 4.2.1(a); (c) permit Sublicensees to copy such Non-Restricted Documentation to the extent allowed by the Interface Sublicense Agreements; and (d) permit prospective Sublicensees to copy any Non-Restricted Documentation which is designed primarily for the purpose of marketing the CBOT Electronic Exchange.

          4.2.2 Restricted. The CBOT (a) may create only the number of copies of the Restricted Documentation specified in Part 2(b) of Schedule A; and (b) shall maintain a current record of (x) the number of copies of such Restricted Documentation made by the CBOT, (y) the Persons given access to each item of Restricted Documentation, and (z) the current location of each item of Restricted Documentation.

          4.2.3 General Limitations. All copies of the Documentation are subject to the terms and conditions of this Agreement. The CBOT shall ensure that all trademarks, trade names, copyright notices and other proprietary and confidentiality notices or designations, of LIFFE or any other Person, are reproduced on all copies of the Documentation (both Restricted and Non-Restricted). The CBOT agrees not to, and not to authorize any other Person to: (a) except as permitted in Sections 4.2.1, 4.2.2 and/or 14, as applicable, copy, modify, create derivative works based on, translate, market, sell, or distribute the Documentation, or otherwise make the


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


                Documentation available to any third party, without the prior written consent of LIFFE; or (b) remove or alter in any manner any trademarks, trade names, copyright notices or other proprietary or confidentiality notices or designations contained or displayed in the Documentation.

5.   Interface Sublicense Agreements

     5.1 Interface Sublicense Agreements. Each Member, ISV, QV, or any additional Person wishing to interface with the API and/or another Interface and to participate in the CBOT Electronic Exchange shall be required by the CBOT to enter into, and provide to the CBOT an executed copy of, the "Interface Sublicense Agreement," in the form attached hereto as Schedule E (each, as executed by the CBOT and a Sublicensee, an "Interface Sublicense Agreement"). Amendments to any Interface Sublicense Agreement may be made only upon LIFFE's prior written consent. Upon the written request of LIFFE, the CBOT shall promptly provide to LIFFE copies of a current, fully executed Interface Sublicense Agreement for each Sublicensee authorized to gain access to one or more of the Interfaces.

     5.2  Enforcement. The CBOT:

          (a) shall enforce each Sublicensee's compliance with the terms of the Interface Sublicense Agreement;

          (b) shall provide LIFFE written notice of any violation by a Sublicensee or any other Person of any Interface Sublicense Agreement, immediately upon becoming aware of any such violation;

          (c) shall provide LIFFE written notice of the termination (specifying the effective date of termination) of any Interface Sublicense Agreement, immediately upon the CBOT receiving or giving notice of such termination;

          (d) shall upon the termination of any Interface Sublicense Agreement, provide LIFFE any reasonable assistance as LIFFE may request in facilitating either the return to LIFFE of, or the destruction of and certification of the destruction of, all Licensed Technology in the possession of the relevant Sublicensee, at the CBOT's expense;

          (e) shall provide LIFFE written notice promptly upon becoming aware of any acts or omissions of any Person, in addition to those required to be reported pursuant to Section 5.2(b), which the CBOT believes, in its reasonable judgment, (i) might jeopardize or prejudice the rights of LIFFE or its suppliers in the Licensed Technology; (ii) would result in the Licensed Technology being confiscated, seized, requisitioned, taken in execution, impounded or otherwise taken from any location; or (iii) threaten the security or operations of the Licensed Technology.

          (f) shall provide LIFFE written notice promptly upon becoming aware of any claim, demand, or cause of action brought against the CBOT by a Sublicensee or any other Person, or any subpoena served upon the CBOT or any employee, officer or director thereof, which relates to (i) any Interface Sublicense Agreement, or (ii) the Licensed Technology or any component thereof; and

          (g) shall not repossess or disable any Software located at any premises owned or controlled by any Sublicensee, and shall enforce its rights under the Interface


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


                Sublicense Agreements so as not to permit any Person (other than LIFFE or LIFFE's designee) to repossess or disable any Software located at any premises owned or controlled by any Sublicensee, notwithstanding Section 5.2(a).

6.   Obligations of the CBOT and LIFFE

     6.1 Security. In addition to all other duties of the CBOT specified hereunder in respect of Licensed Technology and the use or access thereof by the CBOT, the CBOT shall use reasonable efforts to (a) comply with LIFFE's security policy, a copy of which is attached as Schedule F hereto, and (b) establish and maintain supervisory and security procedures satisfactory to LIFFE for the purpose of protecting all Licensed Technology and LIFFE's rights, title and interest in and to the Licensed Technology.

     6.2 Third Party Licenses. The CBOT shall enter into and comply with the terms and conditions of those third party license agreements set forth in Schedule G. The CBOT acknowledges and agrees that any rights or remedies to be pursued by the CBOT in respect of any third party software shall be pursued against the third party licensor (and not LIFFE).

     6.3 Upgrades. Subject to any applicable obligations of LIFFE pursuant to any Managed Services Agreement entered into by the Parties, nothing herein shall require LIFFE to (a) create any Upgrades or (b) license to the CBOT for use and/or access as "Licensed Technology" hereunder any modifications, enhancements, improvements or additions to the Licensed Technology as LIFFE may choose to create. Notwithstanding the foregoing, in the event LIFFE delivers to the CBOT any Upgrades pursuant to any Managed Services Agreement, the CBOT shall install such Upgrades in accordance with the terms of such Managed Services Agreement.

     6.4 Materials and Assistance. In order to facilitate the Parties' performance of their obligations hereunder, the CBOT shall promptly provide to LIFFE such information and documentation as LIFFE may reasonably request.

     6.5 Export Compliance. The CBOT and LIFFE each shall comply with all applicable export laws and regulations of the United States and foreign authorities, including regulatory authorities. For purposes of this obligation, export laws and regulations include, but are not limited to, all applicable end use controls and all applicable restrictions on the export, reexport and transfer of encryption items.

7.   Escrow Agreement

     7.1 Terms. The Parties shall enter into a separate agreement with an escrow agent specified by LIFFE, which agreement shall be substantially in the form of the agreement attached as Schedule H (the "Escrow Agreement"). In addition to any other terms upon which the Parties may agree, the Escrow Agreement will provide:

          (a) within six (6) months of the execution of the Escrow Agreement, but in no event earlier than the conclusion of the sixth month following the Go-Live Date, LIFFE shall deposit with the escrow agent that source code to the then current versions of the Software which has been developed by LIFFE or is available to LIFFE, all other software and documentation (including libraries, make files, and object code) necessary to build the Software, and Documentation relating thereto (collectively, the "Deposit Materials");

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


          (b)  the Deposit Materials will be updated quarterly;

          (c) the Deposit Materials may be released only in accordance with the procedures set forth in the Escrow Agreement and upon the occurrence of one or more of the following release conditions:
               LIFFE (i) becomes insolvent, (ii) files for voluntary protection under the bankruptcy laws of the United States or England and Wales, or (iii) becomes subject to any involuntary bankruptcy or insolvency proceeding under laws of the United States or England and Wales (which proceeding is not dismissed by a court of competent jurisdiction within sixty (60) Business Days);

          (d) upon release, the CBOT will be entitled to use such Deposit Materials for (i) a period not to exceed [**] months following the date of release of the Deposit Materials (the "Release Period"), and (ii) the sole purpose of continuing the CBOT's use of the Licensed Technology as permitted by this Agreement, provided that (x) the CBOT shall have the right to modify the source code of Deposit Materials comprising software only to the extent necessary to create Bug Fixes and (y) the CBOT shall be obligated to maintain the confidentiality of the released Deposit Materials; and

          (e) the CBOT shall be responsible for payment of all fees and expenses owed to the escrow agent pursuant to the Escrow Agreement.

     7.2 Return of Deposit Materials. In the event the Deposit Materials are released and, prior to any effective date of termination of the Release Period, any involuntary bankruptcy or insolvency proceeding referenced in Section 7.1(c)(iii) is dismissed, then the CBOT shall (a) return to LIFFE all Deposit Materials and any Bug Fixes created by or on behalf of the CBOT; (b) provide LIFFE with any modified source code (including source code pertaining to any Bug Fixes created by or on behalf of the CBOT); or (c) destroy any and all copies of the Deposit Materials in the CBOT's possession and/or control, via a method that renders all such copies permanently unrecoverable, and certify any such copies as destroyed via such a method.

8.   Inspection, Removal, or Disablement of the Licensed Technology

     In the event that any Licensed Technology is located at the CBOT's Premises, LIFFE shall be entitled to have reasonable access to the CBOT's Premises and such Licensed Technology, and:

     (a) to inspect such Licensed Technology or any portion thereof: (i) to determine whether the CBOT is complying or has complied with its obligations under this Agreement; and/or (ii) to facilitate LIFFE's efforts to remedy any defect or error in the Licensed Technology or any portion thereof; and

     (b) to disable and/or to remove such Licensed Technology or any part or parts thereof (i) if the CBOT has failed or is failing to comply with its obligations under this Agreement; or (ii) to facilitate LIFFE's efforts to remedy any defect or error in the Licensed Technology or any portion thereof.

9.   Fees

     9.1 Payment. In consideration for the rights and licenses granted hereunder, the CBOT shall, via wire transfer of immediately available funds to such bank account as LIFFE may specify, (a) pay to LIFFE the License Fee in accordance with Schedule I, and (b) reimburse LIFFE for any out of pocket

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


expenses incurred by LIFFE hereunder (collectively, "Out of Pocket Expenses") (the License Fee and Out of Pocket Expenses, collectively, the "Fees"). All payments hereunder shall be made in pounds sterling.

     9.2 Taxes. The Fees are exclusive of all international, national or state taxes (including withholding taxes), levies, duties, or similar charges, however designated, that may be assessed by any jurisdiction under current law or as a result of any change in the law following the date thereof (collectively, "Taxes"), and the CBOT shall pay or reimburse LIFFE for all such Taxes that may be levied or imposed in relation to this Agreement or any of the rights and licenses granted hereunder, excluding taxes based on the net income of LIFFE. Prior to receiving from the CBOT any payment which may be subject to United States withholding taxes, LIFFE shall deliver to the CBOT two original copies of Internal Revenue Service Form "W-8BEN" (or any successor forms), accurately completed and duly executed by LIFFE certifying, in Line 9a thereof (or the corresponding line of any successor forms), that the applicable treaty is the United States-United Kingdom Income Tax Convention, and further certifying the matters set forth in Line 9b and 9c of Form "W-8BEN" (or the corresponding lines of any successor forms). LIFFE hereby agrees, from time to time after the initial delivery by LIFFE of such forms whenever a lapse in time or change of circumstances renders such forms obsolete or inaccurate in any material respect, to deliver to the CBOT two new original copies of Internal Revenue Service Form "W-8BEN" (or any successor forms), accurately completed and duly executed by LIFFE. Notwithstanding this Section 9.2, the relevant Fees shall be paid net of any U.S. federal income withholding tax caused by the failure of LIFFE to provide the CBOT with such forms, unless a change in applicable law of the United States, enacted or promulgated after the date hereof, makes it impossible for LIFFE to continue to make the certifications described above.

     9.3 Invoices. LIFFE shall invoice the CBOT for the License Fee in accordance with Schedule I, in pounds sterling. LIFFE shall invoice the CBOT monthly in arrears for the Out of Pocket Expenses and any additional amounts due hereunder (excluding the License Fee), in pounds sterling. Payment of each invoice shall be made by the CBOT within fourteen (14) days of the date of receipt of such invoice by the CBOT, unless the CBOT makes a good faith objection to the terms of the invoice, in which case (a) the CBOT shall pay the undisputed amount of the invoice, and (b) the Parties shall promptly undertake to resolve the disputed portion of the invoice.

     9.4 Suspension. If the CBOT fails to pay any undisputed sum due under this Agreement, then, without prejudice to any other remedy available to LIFFE, LIFFE may, upon fourteen (14) days prior written notice to the CBOT, suspend the CBOT's License, provided that the CBOT has not made payment within such period of time. In the event of reinstatement of the License, the CBOT will (i) pay LIFFE for all work undertaken by LIFFE in connection with such reinstatement on a time and materials basis in accordance with LIFFE's then current hourly rates for comparable services, and (ii) the CBOT shall be required to install any such Upgrades to the version(s) of the Licensed Technology last utilized by the CBOT, as LIFFE may specify.

     9.5 Late Payment. If the CBOT fails to pay any undisputed Fees due under this Agreement, then interest shall be charged thereon from the date of issuance of the applicable invoice until the date payment is made, at the rate of the lesser of one and one half percent (1.5%) per month, or the maximum amount allowed under applicable law.


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


10.  Term

     10.1 Initial Term. The initial term of this Agreement shall commence on the Effective Date and shall continue for a period of [**] years from the Go-Live Date ("Initial Term"), unless terminated earlier in accordance with Section 11.

     10.2 Renewal. Unless terminated earlier in accordance with Section 11, THIS AGREEMENT WILL AUTOMATICALLY RENEW FOR NO MORE THAN [**] SUCCESSIVE PERIODS OF [**] YEARS (each, a "Renewal Term").

11.  Termination

     11.1 By the CBOT.

          11.1.1 Non-Renewal. The CBOT may terminate this Agreement, for any reason, upon written notice to LIFFE provided at least [**] months prior to the end of the Initial Term or the First Renewal Term (if any).

          11.1.2 Development Services Agreement and Managed Services Agreement. The CBOT may terminate this Agreement immediately upon notice to LIFFE in the event that the Parties have not entered into
                 (a) a Development Services Agreement by [**] or (b) a Managed Services Agreement by [**]

     11.2 By LIFFE.

          11.2.1 [**] LIFFE may terminate this Agreement, upon twelve (12) months prior written notice to the CBOT ("Termination Notice Period"), if [**] or any Affiliate of [**] directly or indirectly acquires control of the CBOT.

          11.2.2 Development Services Agreement and Managed Services
                 Agreement. LIFFE may terminate this Agreement immediately upon notice to the CBOT in the event that the Parties have not entered into a Development Services Agreement and a Managed Services Agreement by [**]

     11.3 By Either Party.

          11.3.1 Material Breach. Subject to Section 12.3, at any time during the term of this Agreement, either Party may terminate this Agreement immediately upon written notice to the other Party if the other Party commits a breach of any of its material obligations under this Agreement and fails to remedy such material breach within thirty (30) days of receipt of written notice thereof.

          11.3.2 Insolvency. At any time during the term of this Agreement, either Party may terminate this Agreement upon thirty (30) days prior written notice if: (a) the other Party (i) becomes insolvent, (ii) voluntarily commences any proceeding or files any petition under the bankruptcy laws of the United States or England and Wales, (iii) becomes subject to any involuntary bankruptcy or insolvency proceedings under the laws of the United States or England and Wales, which proceedings are not dismissed within thirty (30) days, (iv) makes an assignment for the benefit of its creditors, or (v) appoints a receiver, trustee, custodian or

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


                 liquidator for a substantial portion of, its property, assets or business; or (b) the other Party passes a resolution for its winding up or dissolution, or a court of competent jurisdiction makes an order for such other Party's winding up or dissolution.

     11.4 Automatic Termination. As maintenance services relating to the Licensed Technology will be required (at a minimum), this Agreement will terminate automatically upon termination of the Managed Services Agreement.

12.  Consequences of Termination


     12.1 Licensed Technology.

          12.1.1 In CBOT's Possession. Following termination of this Agreement, the CBOT shall (a) immediately cease use of the Licensed Technology; (b) at LIFFE's request and at the CBOT's expense,
                 (i) immediately return to LIFFE, or destroy and certify as destroyed, any Licensed Technology in the CBOT's possession and/or control (including all Documentation), and (ii) return to LIFFE any and all other LIFFE Property in the CBOT's possession and/or control; and (c) within fourteen (14) days of the effective date of termination of this Agreement, permanently erase and certify the erasure of the Software (and all copies thereof) from the Equipment and all backup Media.

          12.1.2 In Sublicensees' Possession. Upon or prior to the effective date of termination of this Agreement, the CBOT shall (a) terminate all Interface Sublicense Agreements; (b) require each Sublicensee, to which the CBOT has sublicensed the right to use and/or access certain components of the Licensed Technology, to
                 (i) cease use of such Licensed Technology and (ii) promptly return to LIFFE, or destroy and certify as destroyed, each item of Licensed Technology in such Sublicensee's possession and/or control (including all Documentation), and (iii) promptly return to LIFFE any other LIFFE Property within such Sublicensee's possession and/or control; and
                 (c) notwithstanding Section 12.1.2(b), return to LIFFE any LIFFE Property that has been provided to the CBOT by any Sublicensee, promptly upon the CBOT's receipt thereof.

     12.2 Third Party Obligations. In the event of termination of this Agreement, LIFFE will use commercially reasonable efforts to terminate any contracts with third parties relating to LIFFE's provision of the Licensed Technology or other obligations hereunder (or relevant portions thereof). Notwithstanding the foregoing, the CBOT shall be obligated to reimburse LIFFE for any and all costs and expenses relevant to this Agreement for which LIFFE is contractually obligated as of the termination hereof.

     12.3 Transition. In the event of LIFFE's notice of termination to the CBOT pursuant to Section 11.3.1 for a material breach that is incapable of remedy, the License provided hereunder shall continue for a period of up to [**] months from the date upon which notice of termination is given (the "Transition Period"); provided that, within thirty (30) days following notice of termination, (a) the CBOT has accepted full liability for such material breach via written notice to LIFFE in a form acceptable to LIFFE, in LIFFE's sole discretion; and (b) the CBOT has submitted to LIFFE reasonable assurances that it has employed measures sufficient to prohibit repetition of such material breach. Notwithstanding the foregoing, (i) during any Transition Period, LIFFE shall not be held liable for any failure to perform

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


any obligations under this Agreement (x) that have been transitioned by the CBOT to a Person other than LIFFE, or (y) that have been wound down or phased out; and (ii) in the event of the CBOT's breach of any of its material obligations under this Agreement during any Transition Period, then LIFFE may terminate this Agreement immediately upon notice to the CBOT.

     12.4 Survival. The termination of this Agreement for any reason will not affect the accrued rights of the Parties or the right of either Party to sue for damages arising from a breach of this Agreement. Notwithstanding termination of this Agreement, the CBOT shall remain liable to pay LIFFE all sums accrued or due on or prior to the effective date of termination. Sections 1, 5.2, 6.5, 8, 9, 12, 13, 14, 16.3, 17, 18, 19, 21, 22, 24, 27, 28, 29, 30, 32 and 34 shall survive beyond the effective date of termination of this Agreement and shall remain in full force and effect.

13.  Proprietary Rights

     13.1 LIFFE Property. As between the CBOT and LIFFE, all rights, title and interest in and to the Licensed Technology and all portions thereof (excluding the third party software specified in Schedule G), including but not limited to, all Development Services Deliverables; all Upgrades (including Bug Fixes created by or on behalf of the CBOT pursuant to Section 7.1(d)); all Confidential Information of LIFFE; all Documentation; the Equipment; all other materials whatsoever relating to the Licensed Technology and provided by LIFFE to the CBOT and/or any Sublicensees, including any gateways, hubs, routers, cables, cabinets and servers; and any other materials provided by LIFFE to the CBOT and/or any Sublicensees under this Agreement; including all copyrights, trademarks, patents, trade secrets and other intellectual property inherent in the foregoing or appurtenant thereto (collectively, "LIFFE Property") shall be and remain vested in LIFFE (or LIFFE's Affiliates, suppliers or licensors, as applicable). To the extent, if any, that ownership of the LIFFE Property does not automatically vest in LIFFE by virtue of this Agreement or otherwise, the CBOT hereby transfers and assigns to LIFFE, as of the date of creation, all rights, title and interest which the CBOT may have in and to such LIFFE Property. The CBOT undertakes, at the CBOT's expense, to do or cease to do all such acts as LIFFE may reasonably direct, and to execute, or cause its employees, agents and/or subcontractors to execute, all such documents as LIFFE deems reasonably necessary or helpful to assure further the rights, title and interest of LIFFE or its nominee in and to such LIFFE Property.

     13.2 CBOT's Property. Notwithstanding the foregoing, as between the CBOT and LIFFE, all rights, title and interest in and to (a) the CBOT Technology (if any); (b) Market Data (collectively, the "CBOT's Property") shall be and remain vested in the CBOT; (c) all Confidential Information of the CBOT; and (d) all copyrights, trademarks, patents, trade secrets and other intellectual property inherent in the foregoing or appurtenant thereto.

14.  Confidentiality

     14.1 Confidential Information. Subject to Section 14.2, each Party shall treat as confidential the terms and conditions of this Agreement (excluding the existence of this Agreement), all information (a) marked as confidential, "CBOT Restricted" and/or "LIFFE Restricted" (as applicable) or (b) which the recipient should reasonably know, by its nature or the manner of its disclosure, to be confidential (including, but not limited to, the information and materials the CBOT has obtained rights to use hereunder), which either Party may receive or have access to during or prior to the performance of this Agreement ("Confidential Information"). Neither Party shall (i) use the Confidential Information of the other Party for any purpose other than the performance of its obligations under this Agreement, or (ii) divulge such Confidential Information
(x) without the other Party's prior written consent, to anyone other than the employees, subcontractors, consultants or advisors of such Party who are subject to

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


nondisclosure obligations and to whom such disclosure is reasonably necessary to facilitate the performance of this Agreement; or (y) unless requested pursuant to a judicial or governmental request, requirement or order under law (including disclosure obligations of the Parties under applicable securities laws), in which case, if not so prohibited by a regulatory or other governmental authority or an order of a court of competent jurisdiction, the receiving Party will promptly notify the other Party of such request; provided that, if, in the opinion of counsel to the receiving Party, such disclosure is required under securities laws, the receiving Party, in consultation with the other Party, shall additionally use good faith efforts to secure confidential treatment of the information so disclosed. "Confidential Information" of LIFFE includes, but is not limited to, Restricted Documentation and the source code of the Software. For the avoidance of doubt, with respect to Confidential Information of LIFFE that has been disclosed to the CBOT or to which the CBOT has access, the CBOT shall neither provide or permit [**] access to, nor permit any other Person to provide or permit [**] access to, any Confidential Information of LIFFE or any derivative work based on such Confidential Information.

     14.2 Exclusions. Notwithstanding Section 14.1, Confidential Information will not include information (a) which is independently developed by the receiving Party or is lawfully received free of restriction from another source that, to the receiving Party's knowledge, has the right to furnish such information; (b) after it has become generally available to the public by acts not attributable to the receiving Party or its employees, consultants or advisors; or (c) which, at the time of disclosure to the receiving Party, was known to the receiving Party free of restriction.

15.  Subcontractors

     LIFFE may appoint subcontractors and agents to carry out the whole or any part of its obligations hereunder; provided, however, that LIFFE shall obtain the CBOT's consent to any subcontractors whose primary residence is located in the United States, which consent will not be unreasonably withheld. For the avoidance of any doubt, LIFFE shall not have an obligation to obtain the CBOT's consent in respect of any subcontractors whose primary residence is located to LIFFE's knowledge, outside the United States.

16.  Warranties

     16.1 LIFFE. LIFFE warrants that (a) it has the requisite corporate power and authority to execute and perform this Agreement; (b) its execution and performance of its obligations hereunder will not violate any other agreement or regulatory obligation to which it is bound; and (c) to LIFFE's knowledge, the Software contains no Malicious Code. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, LIFFE MAKES NO, AND HEREBY DISCLAIMS ALL, WARRANTIES, CONDITIONS, UNDERTAKINGS, TERMS OR REPRESENTATIONS, EXPRESSED OR IMPLIED BY STATUTE, COMMON LAW OR OTHERWISE, IN RELATION TO THE LICENSED TECHNOLOGY OR ANY PORTION OF THE SAME OR THE USE THEREOF, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. LIFFE FURTHER DISCLAIMS ALL WARRANTIES, IMPLIED OR OTHERWISE, RELATING TO ANY THIRD PARTY MATERIALS.

     16.2 The CBOT. The CBOT hereby warrants to LIFFE that (a) it has the requisite corporate power and authority to execute and perform this Agreement;
(b) its execution and performance of its obligations hereunder will not violate any other agreement or regulatory obligation to which it is bound; (c) it is a valid licensee of the Wagner/eSpeed Patent pursuant to Attachment B to that certain "Settlement Agreement" between the CBOT, The Chicago Mercantile Exchange, Electronic Trading Systems Corporation and eSpeed, entered into as of August 26, 2002, in settlement of eSpeed, Inc. and Electronic Trading Systems Corporation v. The Board of Trade of the City of Chicago and The Chicago Mercantile

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


Exchange, before the United States District Court for the Northern District of Texas (Civil Action No. 3:99-CV-1016-M) (the "Wagner License"), a copy of which has been provided to LIFFE; and (d) the License, the Licensed Technology provided hereunder, and the use of such Licensed Technology by or on behalf of the CBOT and Sublicensees, are encompassed by such Wagner License and will not violate the terms of the Wagner License. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THE CBOT MAKES NO, AND HEREBY DISCLAIMS ALL, WARRANTIES, CONDITIONS, UNDERTAKINGS, TERMS OR REPRESENTATIONS, EXPRESSED OR IMPLIED BY STATUTE, COMMON LAW OR OTHERWISE, IN RELATION TO THE LICENSED TECHNOLOGY AND CBOT PROPERTY OR ANY PORTION OF THE SAME OR THE USE THEREOF, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

17.  Indemnification

     17.1 By LIFFE. LIFFE shall defend, indemnify and hold the CBOT, and the officers, directors, employees, agents, and representatives of the CBOT ("CBOT Indemnitees") harmless from and against all costs, claims, demands, losses, expenses and liabilities of any nature whatsoever (including reasonable attorneys fees) ("Losses") incurred or suffered by such CBOT Indemnitees arising out of, or in connection with, any third party claim, demand, or cause of action (each, a "Claim") to the extent such Claim is based upon or arises out of (a) LIFFE's gross negligence or willful misconduct; (b) LIFFE's material breach of this Agreement or any part hereof; or (c) [**]; provided that (i) the CBOT shall take no other action which the CBOT, in its reasonable judgment, believes would be contrary to LIFFE's interests relative to the Claim; (ii) LIFFE (or any Person acting on behalf of or authorized by LIFFE), at its own expense, shall be entitled to have sole conduct and control of all legal proceedings in connection with the Claim or the settlement or other compromise thereof; (iii) the CBOT shall give LIFFE (and any Person acting on behalf of or authorized by LIFFE) all reasonable assistance therewith, at LIFFE's reasonable expense; and (iv) the CBOT shall use good faith efforts to notify LIFFE as soon as possible, but in any event within five (5) Business Days, after the CBOT becomes aware of the Claim. Notwithstanding the foregoing, LIFFE shall have no obligation to defend, indemnify, or hold any CBOT Indemnitee harmless from or against any Losses incurred or suffered by such CBOT Indemnitee (x) as a result of the gross negligence or willful misconduct of the CBOT Indemnitee or any Sublicensee, or
(y) to the extent any Losses are attributable to the fact that the use of the Licensed Technology by the CBOT, other CBOT Indemnitee, or any Sublicensee has not been in accordance with this Agreement.

     17.2 By the CBOT. The CBOT shall defend, indemnify and hold LIFFE, its Affiliates, and the officers, directors, employees, agents, and representatives of LIFFE and its Affiliates ("LIFFE Indemnitees") harmless from and against all Losses incurred or suffered by such LIFFE Indemnitees arising out of, or in connection with, any third party Claim to the extent such Claim is based upon or arises out of: (a) the CBOT's material breach of this Agreement or any part hereof; (b) the gross negligence or willful misconduct of the CBOT, any of its Affiliates, or any Members or other Sublicensees; (c) the CBOT's Property or LIFFE's use thereof; (d) the CBOT's use of the Licensed Technology in contravention of this Agreement; (e) any breach by any Member, other Sublicensee, or Contractor (as that term is defined Schedule E) of any Interface Sublicense Agreement; or (f) any Claim that the License, the Licensed Technology provided hereunder, or the use thereof by or on behalf of the CBOT or Sublicensees, infringes or otherwise violates the Wagner/eSpeed Patent; provided that (i) LIFFE shall take no action which LIFFE, in its reasonable judgment, believes would be contrary to the CBOT's interests relative to the Claim; (ii) the CBOT (or any Person acting on behalf of or authorized by the CBOT), at its own expense, shall be entitled to have sole conduct and control of all legal proceedings

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


in connection with the Claim or the settlement or other compromise thereof;
(iii) LIFFE shall give the CBOT (and any Person acting on behalf of or authorized by the CBOT) all reasonable assistance in connection therewith at the CBOT's reasonable expense; and (iv) LIFFE shall use good faith efforts to notify the CBOT as soon as possible, but in any event within five (5) Business Days, after LIFFE becomes aware of the Claim. Notwithstanding the foregoing, CBOT shall have no obligation to defend, indemnify, or hold any LIFFE Indemnitee harmless from or against any Losses incurred or suffered by such LIFFE Indemnitee as a result of the gross negligence or willful misconduct of the LIFFE Indemnitee.

18.  Liability

     18.1 Specific Limitations. LIFFE shall have no liability to the CBOT for any breach of this Agreement or any Losses (including, but not limited to, the CBOT's inability to use any part of the Licensed Technology and the interruption or corruption of any data or information stored, used, generated or transmitted on or via any Licensed Technology) under this Agreement arising from (a) any defect in the Licensed Technology of which LIFFE has not received notice of from the CBOT within five (5) Business Days following the first date upon which the CBOT discovered or otherwise became aware of such defect, (b) any Force Majeure Event, or (c) any Trading Applications or other Third Party Materials.

     18.2 General Limitation. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY SHALL HAVE LIABILITY TO THE OTHER FOR ANY LOSS, DAMAGE OR INJURY, DIRECT OR INDIRECT, WHETHER OR NOT CAUSED BY THE NEGLIGENCE OF SUCH PARTY, ITS AFFILIATES, OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES, EXCEPT THAT EACH PARTY SHALL ACCEPT LIABILITY FOR
(a) MATERIAL BREACH OF THIS AGREEMENT, (b) THE GROSS NEGLIGENCe OR WILLFUL MISCONDUCT OF SUCH PARTY, ITS AFFILIATES OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES, AND (c) FOR DEATH, PERSONAL INJURY AND DIRECT PHYSICAL DAMAGE TO THE TANGIBLE PROPERTY OF THE OTHER CAUSED BY SUCH PARTY, ITS AFFILIATES OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES. EXCEPT WITH REGARD TO EITHER PARTY'S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 14 OR ITS WARRANTIES SET FORTH IN SECTION 16, NEITHER PARTY SHALL BE LIABLE TO THE OTHER HEREUNDER FOR ANY INDIRECT OR CONSEQUENTIAL LOSS, OR FOR LOSS OF PROFITS, GOODWILL OR CONTRACTS, WHETHER ARISING FROM NEGLIGENCE, BREACH OF CONTRACT OR OTHERWISE, AND WHETHER OR NOT EITHER PARTY SHALL HAVE BEEN ADVISED OF OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF SUCH DAMAGES.

     18.3 Limitation of Liability. The cumulative liability of LIFFE under this Agreement, the Development Services Agreement and the Managed Services Agreement, during the respective terms of this Agreement, the Development Services Agreement and the Managed Services Agreement, however arising, will not exceed [**] provided, however, that the limitations set forth in this Section
18.3 will not apply to (a) liability of LIFFE for death or personal injury; (b) fraudulent acts or omissions; or (c) violations of the confidentiality obligations of Section 14.

     18.4 Claims Against Individuals. Where the liability of a Party (including, but not limited to, any liability with respect to the officers, employees, agents or representatives of a Party or any of its Affiliates) has been excluded or restricted hereunder, each Party agrees that it shall not bring any claim against any officers, employees, agents or representatives of the other Party or any of its Affiliates or join

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


such officers, employees, agents or representatives in any claim such that the liability of such officers, employees, agents or representatives and such other Party, when taken together, would be greater than the liability of such other Party hereunder.

19.  Dispute Resolution

     19.1 Escalation. As used herein, "Disputes" means any claims, disputes, controversies, and other matters in question between the Parties arising out of or relating to this Agreement or the breach hereof (excluding any third party claims against LIFFE or the CBOT subject to indemnification pursuant to Section 17, but including any disagreements as to indemnification rights hereunder). Any Dispute between the Parties shall in the first instance be referred to the Parties' Relationship Managers for discussion and resolution. If the Dispute is not resolved by the Relationship Managers within five (5) Business Days, the Dispute will be referred to the Managing Director of LIFFE Market Solutions and a representative of the CBOT at an equivalent level, who must discuss and, if appropriate, meet within five (5) Business Days to attempt to resolve the Dispute. If the Dispute is not resolved by such second representatives within five (5) Business Days, the Dispute will be referred to the Parties' Chief Executive Officers who must discuss and, if appropriate, meet within five (5) Business Days to attempt to resolve the Dispute. If any representative of either Party referred to in this Section 19.1 is not available for any reason, the affected Party shall be entitled to appoint an appropriate substitute.

     19.2 Mediation. If the Parties cannot resolve any Dispute in accordance with Section 19.1 within thirty (30) Business Days, they may refer the Dispute to mediation, to be conducted by a single mediator in (i) Chicago, Illinois, if LIFFE has initiated the Dispute, or (ii) London, England, if the CBOT has initiated the Dispute. The Parties shall use good faith efforts to agree upon a mediator. If the Parties are unable to agree upon a mediator within thirty (30) Business Days, the Parties may seek judicial resolution and remedy of the Dispute without first proceeding with mediation. The Parties shall use good faith efforts to hold the mediation within thirty (30) Business Days following the selection of a mediator. Unless otherwise agreed by the Parties, no decision resulting from the mediation proceedings will be binding upon the Parties. Unless expressly provided herein, each Party will bear its own costs (including attorneys fees) relating to the mediation, but the Parties will share equally the fees and expenses charged by the mediator.

     19.3 Arbitration. If a Dispute is not resolved in accordance with Section 19.2, then either Party may provide written notice to the other Party of an intention to refer the Dispute to arbitration. Any such arbitration shall be:
(a) binding; (b) administered by the International Centre for Dispute Resolution ("ICDR") of the American Arbitration Association ("AAA"); (c) conducted in accordance with the International Arbitration Rules of the AAA (the "AAA Rules"), as such AAA Rules may be amended from time to time, except to the extent this Section 19.3 provides otherwise; (d) held in Chicago, Illinois, if the Dispute is initiated by LIFFE and in London, England if the Dispute is initiated by the CBOT; and (e) conducted using the English language. Upon filing a claim, the filing Party will simultaneously provide written notice of such claim to the other Party and to the relevant administrator at the ICDR.

          19.3.1 Selection of Arbitrators. Within ten (10) Business Days of receipt of the ICDR initiation letter, each Party shall select one neutral individual to act as arbitrator. In addition, the Parties shall submit a written request to AAA to use its normal procedures pursuant to the AAA Rules to appoint the third arbitrator within five (5) Business Days of AAA's receipt of such request. The arbitrator appointed by AAA shall serve as the chairperson of the arbitration panel. The Parties agree that the selection of arbitrators must be completed within twenty-five (25) Business Days of receipt by both Parties of the ICDR initiation letter.

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


          19.3.2 Cooperation. The Parties shall cooperate with each other in causing the arbitration to be held in as efficient and expeditious a manner as practicable, and in this respect to furnish such documents and make available such personnel as the arbitrators may request.

          19.3.3 Reduction of Losses. The Parties have selected arbitration to expedite the resolution of Disputes and to reduce the costs and burdens associated with litigation. The Parties agree that the arbitrators should take these concerns into account when determining whether to authorize discovery and, if discovery is authorized, the scope of permissible discovery and other hearing and pre-hearing procedures. Thearbitrators shall render an award, including a written decision, within ninety (90) calendar days after the arbitration notice is provided, unless the Parties otherwise agree or the arbitrators make a finding that a Party has carried the burden of showing good cause for a longer time period.

          19.3.4 Binding Decision. The decision or award of the arbitrators will be final and binding, and may be used as a basis for judgment thereon in any jurisdiction. The award shall be in writing, shall be signed by a majority of the arbitrators, and shall include a written decision setting out the reasons for the disposition of any claim.

          19.3.5 Punitive Damages. Without limiting any other remedies that may be available under applicable law, the arbitrators shall have no authority to award punitive damages.

          19.3.6 Confidentiality. All proceedings and decisions of the arbitrators shall be maintained in confidence to the extent legally permissible, and shall not be made public by any Party or any arbitrator without the prior written consent of the Parties, except as may be required by applicable laws.

          19.3.7 Losses. Each Party shall bear its own costs and attorneys fees, and the Parties shall equally bear the fees, costs, and expenses of the arbitrators and the arbitration proceedings charged by the arbitrators ("Arbitration Fees"); provided, however, that (a) the filing Party shall pay any filing fees charged by the AAA; and (b) the arbitrators may exercise discretion to award costs, but not attorneys fees or Arbitration Fees, to the prevailing Party.

          19.3.8 Obligations. The commencement and pendency of an arbitration under this Section 19.3 shall not relieve either of the Parties of their respective obligations under this Agreement.

          19.3.9 Limitations. A demand for arbitration shall not be made after the date when institution of legal or equitable proceedings based upon such dispute would be barred by the applicable statute of limitations or laches under the laws of the State of Illinois, and the Parties expressly waive any causes of action relating to any Dispute not brought within the period set forth therein.

     19.4 Limitations. Notwithstanding Sections 19.2 and 19.3, nothing herein restricts the rights of either Party to seek judicial resolution and remedy of
(i) any Disputes, following compliance with


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


Section 19.2 and 19.3, or (ii) any claims, disputes, controversies, or other matters in question between the Parties arising out of either Party's breach of its obligations pursuant to Section 14 or Section 16.

20.  Reasonable Efforts

     Each Party agrees to use good faith efforts to negotiate the Development Services Agreement and the Managed Services Agreement. LIFFE shall deliver to the CBOT a draft (a) Development Services Agreement, by [**] and (b) Management Services Agreement, by [**]

21.  Entire Agreement

     This Agreement, together with any Development Services Agreement and Managed Services Agreement entered into by the Parties, constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior representations, agreements, negotiations and discussions between the Parties, excluding that Consultancy Agreement entered into by and between LIFFE and the CBOT, having an effective date of October 22, 2002, and entered into on December 6, 2002.

22.  Schedules

     Each of the schedules attached hereto is a part of and incorporated into this Agreement. Unless otherwise indicated therein, all capitalized terms contained within the Schedules will have the meanings ascribed to them in the main body of this Agreement.

23.  Amendments

     Except as expressly provided for herein, this Agreement may be amended only by an instrument in writing signed on behalf of a duly authorized representative of each Party.

24.  Binding Provisions/Third Party Beneficiaries

     This Agreement is binding upon, and shall inure to the benefit of, the Parties and their respective administrators, legal representatives, successors, and permitted assigns. The Parties agree that no provision of this Agreement is intended, expressly or by implication, to purport to confer a benefit or right of action upon a third party (whether or not in existence, and whether or not named, as of the Effective Date).

25.  Assignment and Sublicensing

     Except as otherwise expressly provided herein, the CBOT shall not assign, transfer or sublicense any right or obligation under this Agreement without the prior written approval of LIFFE; provided however, that the CBOT may assign its rights and obligations under this Agreement to CBOT Holdings, Inc. ("Holdings") or to a wholly owned exchange subsidiary of Holdings, as described in the Registration Statement on Form S-4 filed by Holdings with the Securities and Exchange Commission ("SEC") on October 24, 2001 (the "Registration Statement"), as amended by Amendment No. 4 to the Registration Statement filed with the SEC on December 30, 2002 ("Amendment No. 4"), or any subsequent amendment thereto, provided that the structure of the exchange subsidiary is in a form substantially the same as that described in Amendment No. 4. LIFFE may, in LIFFE's sole discretion, assign this Agreement and/or its rights and obligations under this Agreement to an Affiliate of LIFFE that is capable of performing the obligations of LIFFE under this Agreement.

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


26.  Force Majeure

     If the performance of this Agreement by either Party is prevented, hindered, delayed or otherwise made impracticable by reason of any Force Majeure Event, that Party shall be excused from such performance to the extent that it is prevented, hindered or delayed by such cause. In the event a Party becomes aware of a Force Majeure Event that will affect its performance under this Agreement, it shall notify the other Party as soon as reasonably practicable. The Parties shall thereafter work together to take reasonable steps to mitigate the effects of any inability to perform, if practicable.

27.  Separability of Provisions

     Each provision of this Agreement shall be considered separable; and if, for any reason, any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, unlawful, or unenforceable, such determination shall not affect the enforceability of the remainder of this Agreement or the validity, lawfulness, or enforceability of such provision in any other jurisdiction.

28.  Waiver

     The failure of a Party to exercise or enforce any right conferred upon it by this Agreement shall not be deemed to be a waiver of any such right or operate so as to bar the exercise or enforcement thereof at any time or times hereafter.

29.  Remedies Not Exclusive

     No remedy conferred by any provision of this Agreement is intended to be exclusive of any other remedy, except as expressly provided in this Agreement, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity or by statute or otherwise.

30.  Notices

     Except as otherwise expressly provided herein, all notices, certifications, requests, demands, payments and other communications hereunder: (a) shall be in writing; (b) may be delivered by certified or registered mail, postage prepaid; by hand; by facsimile; or by any internationally recognized private courier; (c) shall be effective (i) if mailed, on the date ten (10) days after the date of mailing or (ii) if hand delivered, faxed, or delivered by private courier, on the date of delivery; and (d) shall be addressed as follows:

               If to the CBOT:

               Board of Trade of the City of Chicago, Inc.
               141 West Jackson Boulevard
               Suite 600-A
               Chicago, Illinois 60604  U.S.A.
               Attention: Carol A. Burke

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


               If to LIFFE:

               LIFFE Administration and Management
               Cannon Bridge House
               1 Cousin Lane
               London, EC4R 3XX  (England)
               Attention:  Company Secretary

or to such other address or addresses as may hereafter be specified by notice given by one Party to the other.

31.  Announcements

     Neither Party may refer to this Agreement in any publicity or advertising materials without the other Party's prior written consent.

32.  Interpretation

     32.1 Headings, Gender, "Including," "Control" and Person. References to sections and schedules are to sections of and schedules to this Agreement unless otherwise indicated. Section headings are inserted for convenience of reference only and shall not affect the construction of this Agreement. The masculine gender shall include the feminine and the singular number shall include the plural, and vice versa. Any use of the word "including" will be interpreted to mean "including, but not limited to," unless otherwise indicated. Any use of the terms "controlling," "controlled by" or "under common control with" shall have a meaning consistent with the definition of "Control" set forth in Section 1. References to any Person (including the Parties and any other entities referred to) shall be construed to mean such Person and its successors in interest and permitted assigns, as applicable.

     32.2 Inconsistency. In the event of any inconsistency between the terms of the main body of this Agreement and any schedule hereto, the terms of the main body of this Agreement will govern to the extent of the inconsistency.

33.  Further Assurances

     The Parties shall execute all such further documents and do all such further acts as may be necessary to carry the provisions of this Agreement into full force and effect.

34.  Governing Law

     The validity and effectiveness of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to the provisions, policies or principles of any state law relating to choice or conflict of laws. Subject to Section 19, any legal action or proceeding with respect to this Agreement may be brought exclusively in the Federal or state courts located in Chicago, Illinois, including the United States District Court for the Northern District of Illinois. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement and is hereby disclaimed.

35.  Counterparts

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     This Agreement may be executed in two counterparts, each of which when so executed and delivered shall be deemed an original, and both of which together shall constitute but one and the same instrument.

                  [Remainder of page intentionally left blank.
                             Signature page follows]



                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     IN WITNESS WHEREOF, the Parties have executed this Software License Agreement as of the Effective Date.

                                     LIFFE ADMINISTRATION AND MANAGEMENT, a
                                     company incorporated in England and Wales


                                     By:   /s/ Mark S. Hemsley
                                         -------------------------------------
                                     Name: Mark S. Hemsley
                                         -------------------------------------
                                     Its:  Director
                                         -------------------------------------





                                    BOARD OF TRADE OF THE CITY OF CHICAGO, INC., a Delaware corporation


                                     By:   /s/ Bernard W. Dan
                                         ---------------------------------------
                                     Name: Bernard W. Dan
                                         ---------------------------------------
                                     Its:  President and Chief Executive Officer
                                         ---------------------------------------












                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


                                    SCHEDULES

Schedule A   -   Software and Documentation

Schedule B   -   Software, Locations and Operating Systems

Schedule C   -   Products Outside CBOT Field of Use

Schedule D   -   Products Within CBOT Exclusive Field of Use

Schedule E   -   Interface Sublicense Agreement

Schedule F   -   Security Policy

Schedule G   -   Third Party Software

Schedule H   -   Escrow Agreement

Schedule I   -   Fees


                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

                                   SCHEDULE A

                           SOFTWARE AND DOCUMENTATION
                           --------------------------



     Part 1 - Software

     [**]


















                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

     Part 2 - Documentation
              -------------

     (a)  Unrestricted Documentation

          1.   LIFFE CONNECT(TM) Application Program Interface and Changes

          2.   The Application Program Interface Reference Manual

          3. LIFFE CONNECT(TM) Release Specific Information - The Application Program Interface Reference Manual

          4. LIFFE CONNECT(TM) Application Program Interface Installation notes

          5.   How the Market Works

          6.   TRS User Guide

     (b)  Restricted Documentation
          ------------------------

     ------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                            Title                                    Authorized Copies
     ------------------------------------------------------------------------------------------------------------
     1.                                      [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------
     2.                                      [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------
     3.                                      [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------
     4.                                      [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------
     5.                                      [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------
     6.                                      [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------
     7.                                      [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------
     8.                                      [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------
     9.                                      [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------
     10.                                     [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------
     11.                                     [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------
     12.                                     [**]                                           [**]
     ------------------------------------------------------------------------------------------------------------



                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

                                   SCHEDULE B

                     SOFTWARE, LOCATIONS & OPERATING SYSTEMS
                     ---------------------------------------

------------------------------------------------------------------------------------------------------------
                                                            Operating System (or such operating systems as
          Software                     Location              may be approved by LIFFE from time to time)
============================================================================================================
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------

                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

------------------------------------------------------------------------------------------------------------
                                                            Operating System (or such operating systems as
          Software                     Location              may be approved by LIFFE from time to time)
============================================================================================================
            [**]                         [**]                          [**]
------------------------------------------------------------------------------------------------------------




                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

                                   SCHEDULE C

                       PRODUCTS OUTSIDE CBOT FIELD OF USE
                       ----------------------------------

---------------------------------------------------------------------------------------------------------
 Index Futures                Short Term Interest Rate Futures         Commodity Futures
---------------------------------------------------------------------------------------------------------
      [**]                          [**]                                     [**]
                             ------------------------------------
                              Short Term Interest Rate Options

                                    [**]
---------------------------------------------------------------------------------------------------------
 Index Options                Medium and Long Term Interest Rate       Commodity Options
                              Futures
---------------------------------------------------------------------------------------------------------
      [**]                          [**]                                     [**]

---------------------------------------------------------------------------------------------------------
                              Medium and Long Term Interest Rate       Other Products
                              Options
---------------------------------------------------------------------------------------------------------
                                    [**]                               Futures

                                                                       [**]

                                                                       Options

                                                                       [**]

---------------------------------------------------------------------------------------------------------




                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

                                   SCHEDULE D

                   PRODUCTS WITHIN CBOT EXCLUSIVE FIELD OF USE
                   -------------------------------------------


-------------------------------------------------------------------------------------------------
Agricultural    Treasury Futures           Treasury Options               Index Futures
Futures
-------------------------------------------------------------------------------------------------
        [**]            [**]                       [**]                           [**]
-------------------------------------------------------------------------------------------------
Agricultural    Federal Funds Futures      Other Financial Options        Index Options
Options
-------------------------------------------------------------------------------------------------
        [**]            [**]                       [**]                           [**]
-------------------------------------------------------------------------------------------------
                Other Financial Futures    Metal Options
-------------------------------------------------------------------------------------------------
                        [**]                       [**]
-------------------------------------------------------------------------------------------------
                                           Metal Futures
-------------------------------------------------------------------------------------------------
                                                   [**]
-------------------------------------------------------------------------------------------------



                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

                                   SCHEDULE E

                         INTERFACE SUBLICENSE AGREEMENT
                         ------------------------------

     This Interface Sublicense Agreement (this "Agreement") dated as of __________ __, 200__ (the "Effective Date"), is among Board of Trade of the City of Chicago, Inc., a Delaware corporation (the "CBOT"), and ____________, a(n) _________ [form of entity] ("Licensee"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Section 1.

                                    RECITALS

     A. The CBOT offers an automated derivatives trading and order matching system known as "LIFFE CONNECT(TM)" (the "Trading System") to facilitate the trading of certain futures and options contracts on the electronic contract market operated by the CBOT (the "Exchange").

     B. In order to gain access to and participate in the Exchange via the Trading System, Licensee wishes, and the CBOT is willing to license to Licensee the right, to access the Interface component of the Trading System set forth in Exhibit A which the CBOT may provide with the software (the "Software"), and to use any documentation relating to the Software the CBOT may provide (the "Interface Documentation" and together with the Software, the "Licensed Products").

     In consideration of the recitals and the mutual covenants and agreements hereinafter set forth, the parties hereto (each a "Party" and collectively the "Parties") agree as follows:

                                   AGREEMENT

1.   Definitions

     In this Agreement, the following expressions shall have the following respective meanings:

     "Agreement" shall have the meaning set forth above.

     "Application" means a front-end application or other software which interfaces with, and has been conformed with, the Interface.

     "CBOT Matching Engine" means the central processing component of the Trading System.

     "CBOT Property" shall have the meaning set forth in Section 11.1.

     "Confidential Information" shall have the meaning set forth in Section
     12.1.

     "Contractor" means a Person contracted by Licensee to assist Licensee in developing Applications.

     "Data" means externally disseminated Exchange-related pricing and trade volume information.

     "Effective Date" shall have the meaning set forth above.

     "Exchange" shall have the meaning set forth above.

                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


     "Exchange Notice" means a notice published by the Exchange by such means as the Exchange may from time to time determine.

     "Force Majeure Event" means any cause beyond a Party's reasonable control, including, but not limited to, any flood, riot, fire, judicial or governmental action, and labor disputes.

     "Interface" means the LIFFE CONNECT(TM) application interface described in Exhibit A for the use and/or access to the CBOT Matching Engine by an Application.

     "Interface Documentation" shall have the meaning set forth above.

     "Licensed Products" shall have the meaning set forth above.

     "Licensee's Property" shall have the meaning set forth in Section 11.2.

     "LIFFE" means LIFFE Administration and Management, a company incorporated in England and Wales, having a principal place of business at Cannon Bridge House, 1 Cousin Lane, London EC4R 3XX, England.

     "Malicious Code" means any computer virus, Trojan horse, worm, time bomb, or other similar code or hardware component designed to disrupt the operation of, permit unauthorized access to, erase, or modify the Licensed Products.

     "Member" means any Person authorized by the CBOT to trade on the Exchange.

     "Parties" shall have the meaning set forth above.

     "Person" means an individual, partnership, corporation, limited liability company, trust, joint venture, joint stock company, association, unincorporated organization, government agency or political subdivision thereof, or other entity.

     "Premises" means the premises specified in Exhibit A.

     "Responsible Person" means, with respect to the Trading System, an individual who is (i) designated as such by Licensee, if Licensee is a Member, pursuant to the Rules, and (ii) registered with the Exchange.

     "Rules" means the rules of the Exchange and each procedure and Exchange Notice as in effect from time to time and, (i) with respect to the trading of futures contracts, the regulations of the United States Commodity Futures Trading Commission (the "CFTC"); (ii) with respect to the trading of securities futures, the rules and regulations of the Securities and Exchange Commission (the "SEC") and the CFTC; and (iii) with respect to the trading of securities other than securities futures, the rules and regulations of the SEC.

     "Software" shall have the meaning set forth above.

     "Third Party Materials" means any equipment, hardware, software, or other products obtained from any third party.

     "Trading System" shall have the meaning set forth above.

                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

     "User Guides" means the documentation which may be provided relating to the use of the Trading System.

2.   License

     2.1 License. Subject to the terms and conditions hereof, the CBOT hereby grants to Licensee a non-transferable, non-exclusive and royalty-free license
(a) to, and to sublicense to one or more Contractors the right to, have reasonable access to the Interface and use the Software and the Interface Documentation to procure and/or develop Applications; (b) to install the Software at the Premises; and (c) to use the Software to access Data. If Licensee is a Member, the CBOT additionally grants to Licensee a non-transferable and non-exclusive license to use the Interface to access the CBOT Matching Engine and, if possible, other components of the Trading System. Licensee may not make any other use of the Licensed Products.

     2.2 Contractors. Licensee shall ensure that each Contractor to which Licensee sublicenses its rights (a) shall make no use of the Licensed Products other than that set forth in Section 2.1(a), and (b) otherwise abides by the terms of this Agreement as if Contractor were a party to this Agreement. Licensee is responsible for all actions of each Contractor with respect to the Licensed Products.

3.   Delivery of Licensed Products

     3.1 Software. By such date(s) as may be agreed upon by the Parties and via a delivery method agreed upon by the Parties, the CBOT shall deliver to the Premises a master copy of the current version of the Software, in object code form. Licensee may copy the Software only with the prior written consent of the CBOT. All copies of the Software are subject to the terms and conditions of this Agreement.

     3.2 Interface Documentation. Upon Licensee's request, by such date(s) as may be agreed upon by the Parties, and via a delivery method and in a format agreed upon by the Parties, the CBOT will provide the Interface Documentation to Licensee. Licensee may make as many copies of the Interface Documentation as it deems reasonably necessary. All copies of the Interface Documentation are subject to the terms and conditions of this Agreement.

4.   Modifications and Improvements

     CBOT reserves the right during the term of this Agreement to specify for use and/or access hereunder any improvements, modifications, enhancements or upgrades to and of the Licensed Products or any part or parts thereof. Unless otherwise specified by the CBOT, Licensee shall use only the current release version(s) of the Software provided hereunder.

5.   Obligations of Licensee

     5.1  Use of Software.

          5.1.1 General Restrictions. With respect to the Software, Licensee agrees not to, and not to permit any Contractor or any other Person to:

                (a) copy, modify, duplicate, decompile, reverse engineer,
                    disassemble or otherwise reduce to a humanly perceivable form, make any attempt to discover the source code of, create derivative works based on, market,

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

                    sell, provide or make available to any third party, otherwise distribute, or translate the Software, except as expressly provided herein;

               (b) remove or alter in any manner any trademarks, trade names, copyright notices or other proprietary or confidentiality notices of the CBOT or third Persons contained or displayed in or on the Software; or

               (c) upload any Malicious Code or otherwise use the Software to further any purpose which is illegal or is otherwise contrary to the License.

          5.1.2 Copies. In the event that Licensee is granted permission pursuant to Section 3.1 to copy the Software, Licensee shall:

                (a) ensure that all trademarks, trade names, copyright notices and other proprietary and confidentiality notices or designations, of the CBOT or any other Person, contained or displayed in or on the Software, are reproduced on all Software copies created by Licensee; and

                (b) maintain a current and accurate record of the number of copies made and of the specific location of each such copy.

     5.2 Use of Interface Documentation. Licensee shall ensure that all trademarks, trade names, copyright notices and other proprietary and confidentiality notices or designations, of the CBOT, or any other Person, are reproduced on all Interface Documentation copies made by Licensee. Licensee agrees not to, and not to permit any Contractor or any other Person to: (a) copy, modify, translate, create derivative works based on, market, sell, or distribute the Interface Documentation, except as expressly provided herein; or
(b) remove or alter in any manner any trademarks, trade names, copyright notices or other proprietary or confidentiality notices or designations contained or displayed therein.

     5.3 Materials and Assistance. In order to facilitate the CBOT's performance of its obligations hereunder, Licensee shall promptly provide to the CBOT any information, documentation, access to the Premises, equipment, software, and personnel as the CBOT may reasonably request.

     5.4 Export Compliance. Licensee shall comply with all applicable export laws and regulations of the United States and foreign authorities, including regulatory authorities. For purposes of this obligation, export laws and regulations include, but are not limited to, all applicable end use controls and all applicable restrictions on the export, reexport and transfer of encryption items.

6.   Market Entry Testing

     6.1 Testing Process. Prior to being permitted to participate in the Exchange via any Application, Licensee must complete the CBOT's Market Entry Testing process, which process is designed to safeguard the integrity of the Exchange by verifying that (a) Licensee demonstrates an appropriate level of technical and operational readiness to participate in the Trading System; and
(b) each Application conforms to a series of criteria to ensure it will not cause degradation of the Trading System and is fit for the purpose of participating in the Exchange. Upon request by Licensee, the CBOT shall provide Licensee a test environment loaded with a dummy market and a pre-defined script known as a "Market Entry Test" or "MET," and Licensee shall undertake the testing process. If the CBOT deems, in its sole discretion, that Licensee and the particular Application being tested have met all of the relevant Market Entry Testing requirements, the CBOT will issue to Licensee, if required by the operation of the

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


Interface, an appropriate encrypted license key (which key will be a view only key unless Licensee is a Member) which will permit the Licensee to participate in the Exchange utilizing the Application tested. If the CBOT determines, in its sole discretion, that Licensee has not met all of the Market Entry Testing requirements, the CBOT will so notify Licensee, which will then be provided a subsequent opportunity to undertake Market Entry Testing during the time period specified by the CBOT.

     6.2 Modified Applications. In the event any Application which has passed the Market Entry Testing process is modified, Licensee must (a) notify the CBOT, and (b) undertake Market Entry Testing of the modified Application.

7.   Payment

     7.1 Expenses. Licensee shall promptly reimburse the CBOT for any expenses incurred hereunder in association with the performance of the CBOT's obligations hereunder, including, but not limited to, all travel and travel-related expenses.

     7.2 Late Payment. All past due amounts owed to the CBOT will earn interest at the rate of the lesser of one and one half percent (1.5%) per month or the maximum amount allowed under applicable law, commencing on the applicable due date. Licensee will reimburse the CBOT for all reasonable costs (including reasonable attorneys fees) incurred in collecting past due amounts owed by Licensee.

     7.3 Taxes. Licensee shall pay or reimburse the CBOT for all taxes, however designated, and whether international, national, state or local, which are levied or imposed in connection with or as a result of this Agreement, excluding, however, taxes based on the CBOT's net income.

8.   Term

     This Agreement shall commence on the Effective Date and shall continue until and unless terminated in accordance with Section 9 or as otherwise provided in this Agreement.

9.   Termination

     9.1 By the CBOT. The CBOT may terminate this Agreement for any reason, immediately upon written notice to Licensee.

     9.2 By Licensee. Licensee may terminate this Agreement for any reason, upon one day's written notice to the CBOT.

     9.3 Automatic Termination. This Agreement will terminate automatically upon
(a) the death of Licensee, if Licensee is an individual; or (b) the dissolution of Licensee, if Licensee is other than an individual.

10.  Consequences of Termination

     10.1 Software. Upon termination of this Agreement, for whatever reason, Licensee shall immediately cease access to and use of the Licensed Products and, at Licensee's cost, shall return to the CBOT or its designee the Licensed Products and other CBOT Property (as defined in Section 11.1) in the possession or control of Licensee or any Contractor, including, but not limited to, any Confidential Information (as defined in Section 12.1) of the CBOT. Licensee shall be responsible for any damage to

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

or deterioration of the Licensed Products arising out of a breach by Licensee of this Agreement or any negligence or willful misconduct of Licensee, any Contractors, or the employees, officers or agents of Licensee or such Contractors.

     10.2 Payment. Upon any termination of this Agreement, Licensee shall pay to the CBOT any and all unpaid and outstanding amounts due hereunder through the effective date of termination.

     10.3 Survival. The termination of this Agreement for any reason will not affect the accrued rights of the Parties or the right of either Party to sue for damages arising from a breach of this Agreement. Sections 1, 7, 10, 11, 12, 13, 14, 15, 16 (solely for the purpose of the repossession of the Licensed Products upon termination), 19, 21, 23, 24, 25, 26, 27, 28 and 30 will survive the termination of this Agreement.

11.  Proprietary Rights

     11.1 CBOT Property. As between Licensee and the CBOT, all rights, title, and interest in and to the Licensed Products and all parts thereof; all other materials and documentation whatsoever relating to the Licensed Products and/or provided by the CBOT to Licensee; all Confidential Information (as defined below) of the CBOT; Market Data; and all enhancements and upgrades to and modifications of the Licensed Products; including all copyrights, trademarks, and other intellectual property inherent in the foregoing or appurtenant thereto (collectively, "CBOT Property") shall be and remain vested in the CBOT (or its licensors, as applicable). To the extent, if any, that ownership of CBOT Property does not automatically vest in the CBOT (or its licensors, as appropriate) by virtue of this Agreement or otherwise, Licensee hereby agrees to transfer and assign to the CBOT (or its licensors, as appropriate), all rights, title, and interest which Licensee may have in and to such CBOT Property. Licensee acknowledges that the CBOT shall have the right to provide to third Persons technology which is the same or similar to the Licensed Products. Licensee agrees, at its own cost, to do or cease to do all acts as the CBOT may direct, and to execute, or cause its employees, officers, agents or Contractors to execute, all such documents as the CBOT deems reasonably necessary or helpful to assure further the right, title, and interest of the CBOT (or its licensors) in and to such CBOT Property.

     11.2 Licensee's Property. As between Licensee and the CBOT, all rights, title, and interest in and to each Application and any additional property (other than the Licensed Products or other CBOT Property) used by Licensee hereunder and provided by Licensee (collectively, "Licensee's Property") shall be and remain vested in Licensee.

12.  Confidentiality

     12.1 Confidential Information. Subject to Section 12.2, each Party shall treat as confidential all private, proprietary or confidential information (including, but not limited to, that information and those materials Licensee has obtained rights to use hereunder) which the CBOT and Licensee may receive or have access to during or prior to the performance of this Agreement ("Confidential Information"), and shall not divulge such Confidential
Information: (a) to any Person other than to the employees, subcontractors, licensors, consultants or advisors of such Party to whom such disclosure is necessary to facilitate the performance of this Agreement, without the other Party's prior written consent; or (b) unless requested pursuant to a judicial or governmental request, requirement, or order under law, in which case, if not so prohibited by a regulatory or other governmental authority or an order of a court of competent jurisdiction, the receiving Party shall make the required disclosure and promptly notify the other Party of such request and related disclosure.

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

     12.2 Exclusions. Notwithstanding Section 12.1, Confidential Information will not include information (a) which is independently developed by the receiving Party or is lawfully received free of restriction from another source having the right to furnish such information; (b) which has become generally available to the public by acts not attributable to the receiving Party or its employees, agents or contractors; or (c) which, at the time of disclosure to the receiving Party, was known to the receiving Party free of restriction and evidenced by documentation in the receiving Party's possession. In addition, the CBOT shall be entitled to disclose Confidential Information of Licensee to the Exchange, employees of the Exchange, consultants and advisors of the Exchange and any other Person as may be necessary to facilitate the operation of the Exchange or comply with any contractual obligations of the CBOT relating to the operation of the Exchange.

13.  Indemnification

     Licensee shall defend, indemnify and hold the CBOT harmless, against all costs, claims, demands, expenses and liabilities of any nature whatsoever (including reasonable attorneys fees) incurred or suffered by the CBOT arising out of, or in connection with, any claim, demand, or cause of action which is based upon or arises out of: (a) the breach of this Agreement or any part hereof; (b) use of the Licensed Products by Licensee or any Contractor in violation of this Agreement; (c) the gross negligence or willful misconduct of Licensee or any Contractor; (d) Licensee's Property or the CBOT's use thereof;
(e) Licensee's or Licensee's customers' use of any Application; or (e) any damages to Licensed Products in the possession or control of Licensee or any Contractor.

14.  Disclaimer of Warranties

     LICENSEE ACKNOWLEDGES THAT THE CBOT PROVIDES THE LICENSED PRODUCTS AND ACCESS TO THE INTERFACE "AS IS." EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THE CBOT MAKES NO, AND HEREBY DISCLAIMS ALL, WARRANTIES, CONDITIONS, UNDERTAKINGS, TERMS OR REPRESENTATIONS, EXPRESSED OR IMPLIED BY STATUTE, COMMON LAW OR OTHERWISE, IN RELATION TO THE LICENSED PRODUCTS OR ANY PART OR PARTS OF THE SAME. THE CBOT SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. THE CBOT FURTHER DISCLAIMS ALL WARRANTIES, IMPLIED OR OTHERWISE, RELATING TO ANY THIRD PARTY MATERIALS.

15.  Liability

     15.1 General Limitation. NEITHER THE CBOT NOR ANY OFFICERS, EMPLOYEES, AGENTS, SUBCONTRACTORS OR LICENSORS OF THE CBOT SHALL HAVE ANY LIABILITY TO LICENSEE, OR ANY OTHER PERSON, FOR ANY LOSS, DAMAGE OR INJURY, DIRECT OR INDIRECT (INCLUDING, BUT NOT LIMITED TO, CONSEQUENTIAL DAMAGES AND LOSS OF PROFITS, GOODWILL OR CONTRACTS), WHETHER ARISING FROM THE NEGLIGENCE OR BREACH OF CONTRACT OF THE CBOT, ITS OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OR OTHERWISE, AND WHETHER OR NOT EITHER PARTY (OR ANY DESIGNEE) SHALL HAVE BEEN ADVISED OF OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF SUCH DAMAGES, EXCEPT THAT THE CBOT SHALL ACCEPT LIABILITY FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE CBOT OR ITS OFFICERS, EMPLOYEES, AGENTS, SUBCONTRACTORS OR LICENSORS.

     15.2 Aggregate Liability. In the event of (a) liability for direct physical damage to the tangible property of Licensee or (b) that the limitation under
Section 15.1 is found by a court of competent

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

jurisdiction to be invalid, unlawful, or unenforceable, the entire aggregate liability of the CBOT under or in connection with this Agreement will not exceed $500.

16.  Inspection and Disablement of the Licensed Products

     The CBOT shall be entitled, and Licensee shall permit the CBOT, to have access to the Premises and the Licensed Products on the Premises during normal business hours to inspect, disable or repossess such Licensed Products or any part or parts thereof and/or to take such other action in connection with the Licensed Products as may be deemed desirable or necessary by the CBOT:

          (a) to determine whether Licensee is complying or has complied with its obligations under this Agreement;

          (b) to facilitate efforts to remedy any defect or error in the Licensed Products or any part or parts thereof; or

          (c) in the event Licensee commits a material breach of its obligations under this Agreement.

     Notwithstanding the foregoing, (i) the CBOT shall be entitled to prohibit Licensee's access to the Licensed Products, to disable the Licensed Products, or to remove the Licensed Products from the Premises at any time and from time to time, provided that the CBOT shall, where practicable, use commercially reasonable efforts to give prior written notice to Licensee; and (ii) unless any such repossession or disablement is occasioned by Licensee's breach of its obligations hereunder, the CBOT shall use good faith efforts to (x) return or reinstate the Licensed Products or the relevant part or parts thereof (as the case may be), or (y) as soon as reasonably practicable provide Licensee with replacement products that will function in all material respects with the repossessed or disabled Licensed Products (which will thereafter be "Licensed Products" hereunder).

17.  Assignment and Sublicensing

     Except as expressly provided herein, Licensee shall not assign (by operation of law or otherwise), sublicense, transfer, charge or part with the possession of the benefits and obligations of, this Agreement (including, but not limited to, the license granted under Section 2) without the prior written consent of the CBOT. The CBOT may assign its rights and obligations hereunder without Licensee's prior consent.

18.  Subcontractors

     The CBOT shall be entitled to appoint such subcontractors as it shall deem fit to carry out the whole or any part of its obligations hereunder.

19.  Third Party Beneficiary

     LIFFE shall be a third party beneficiary of this Agreement, thereby entitled to receive the rights of the CBOT (excluding those set forth in Sections 7 and 9), and enforce the provisions of this Agreement against Licensee, or any other Person, to the same extent as if LIFFE had been a signatory to this Agreement, in the courts and under the laws of the State of Illinois, without giving effect to the provisions, policies or principles of any state law relating to choice or conflict of laws. Notwithstanding the foregoing, nothing in this Agreement will impose directly upon LIFFE any of the obligations of the CBOT set forth herein.

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

20.  Force Majeure

     Except for the payment of any amounts due hereunder, if the performance of this Agreement by either Party is prevented, hindered, delayed or otherwise made impracticable by reason of any Force Majeure Event, that Party shall be excused from such performance to the extent that it is prevented, hindered or delayed by such cause.

21.  Entire Agreement

     This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior representations, agreements, negotiations and discussions between the Parties.

22.  Amendments

     Except as expressly provided for herein, this Agreement may be amended only by an instrument in writing signed on behalf of each of the Parties and in compliance with law.

23.  Waiver

     The failure of a Party to exercise or enforce any right conferred upon it by this Agreement shall not be deemed to be a waiver of any such right or operate so as to bar the exercise or enforcement thereof at any time or times hereafter.

24.  Notices

     Except as otherwise expressly provided herein, all notices, certifications, requests, demands, payments and other communications hereunder: (a) shall be in writing; (b) may be delivered by certified or registered mail, postage prepaid; by hand; by facsimile; or by any internationally recognized private courier; (c) shall be effective (i) if mailed, on the date three (3) days after the date of mailing or (ii) if hand delivered, faxed, or delivered by private courier, on the date of delivery; and (d) shall be addressed as follows:

                           If to Licensee:

                           -----------------------------------------------------
                           [address]

                           Attention:
                                      ------------------------------------------

                           If to the CBOT:

                           Board of Trade of the City of Chicago, Inc.
                           141 West Jackson Boulevard
                           Suite 600-A
                           Chicago, Illinois  60604
                           [Attention:                              ]
                                       -----------------------------
or to such other address or addresses as may hereafter be specified by notice given by one Party to the other.

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


25.  Remedies Not Exclusive

     No remedy conferred by any provision of this Agreement is intended to be exclusive of any other remedy (including, but not limited to, any remedy or rights under the Rules), except as expressly provided in this Agreement, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity or by statute or otherwise.

26.  Binding Provisions

     This Agreement is binding upon, and shall inure to the benefit of, the Parties and their respective administrators, legal representatives, successors, and permitted assigns.

27.  Separability of Provisions

     Each provision of this Agreement shall be considered separable; and if, for any reason, any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, unlawful, or unenforceable, such determination shall not affect the enforceability of the remainder of this Agreement or the validity, lawfulness, or enforceability of such provision in any other jurisdiction.

28.  Interpretations

     References to sections and exhibits are to sections of and exhibits to this Agreement. The headings are inserted for convenience of reference only and shall not affect the construction of this Agreement. The masculine gender shall include the feminine and the singular shall include the plural, and vice versa.

29.  Further Assurances

     The Parties shall execute all such further documents and do all such further acts as may be necessary to carry the provisions of this Agreement into full force and effect.

30.  Governing Law

     The validity and effectiveness of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to the provisions, policies or principles of any state law relating to choice or conflict of laws.

31.  Counterparts

     This Agreement may be executed in any number of counterparts, and by the different Parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument. A complete set of counterparts shall be lodged with each Party.

                  [Remainder of page intentionally left blank.
                            Signature page follows.]


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


     IN WITNESS WHEREOF, the Parties have executed this Interface Sublicense Agreement as of the Effective Date.

                                     LICENSEE

                                     a(n) __________ [Form of Entity]

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Its:
                                         ---------------------------------------


                                    BOARD OF TRADE OF THE CITY OF CHICAGO, INC., a Delaware corporation


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Its:
                                         ---------------------------------------







                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

                                    EXHIBIT A

1.   Premises




2.   Interface Software










                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

                                   SCHEDULE F

                                 SECURITY POLICY
                                 ---------------

1.   [**]

2.   [**]

3.   [**]

        3.1   [**]

        3.2   [**]

        3.3   [**]

4.   [**]

        4.1   [**]

        4.2   [**]

5.   [**]

        5.1   [**]

        5.2   [**]

        5.3   [**]

        5.4   [**]

        5.5   [**]

        5.6   [**]

        5.7   [**]

6.   [**]

        6.1   [**]

        6.2   [**]

        6.3   [**]

7.   [**]

        7.1   [**]

        7.2   [**]

8.   [**]

        8.1   [**]

9.   [**]


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


        9.1   [**]

        9.2   [**]

        9.3   [**]

        9.4   [**]

10.  [**]

     10.1.    [**]

     10.2.    [**]







                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


                                   SCHEDULE G
                                   ----------

                              THIRD PARTY SOFTWARE
                              --------------------

1. [**]

                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


[**]

                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


[**]

                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

2. [**]


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

3. [**]

4. [**]


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


5. [**]

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

6. [**]


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

7. [**]










































                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

8. [**]

















9. [**]




                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

10. [**]








































                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

                                   SCHEDULE H

                           PREFERRED ESCROW AGREEMENT
                           --------------------------

                      Account Number ______________________

     This Preferred Escrow Agreement (this "Agreement") dated as of __________ ___, 2003, is among Data Securities International, Inc. ("DSI"), LIFFE Administration and Management, a company incorporated in England and Wales ("Depositor"), and Board of Trade of the City of Chicago, Inc., a Delaware corporation ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as "the parties" and who are more fully identified in Exhibit A.

                                    RECITALS

     A. Depositor and Preferred Beneficiary have entered into that certain Software License Agreement dated as of January 10, 2003, regarding certain proprietary technology of Depositor (the "License Agreement").

     B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

     C. The proprietary technology of Depositor is used by Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

     D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

     E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States Bankruptcy Code, Section 365(n).

                                   AGREEMENT

1.   Deposits

     1.1 Obligation to Make Deposit. Within six (6) months of the signing of this Agreement by the parties, Depositor shall deliver to DSI the proprietary information and other materials required to be deposited by the License Agreement (the "Deposit Materials"), including, but not limited to, the source code and relevant documentation relating to the then current versions of the software components of the Licensed Technology (as such term is defined in the License Agreement).

     1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete
Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B shall be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


     1.3 Deposit Inspection. When DSI receives the Deposit Materials and Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on Exhibit B.

     1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit B, DSI will
(a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) provide a copy of Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

     1.5  Depositor's Representations. Depositor represents as follows:

     (a) With respect to all of the Deposit Materials, Depositor has the requisite corporate power and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

     (b) The Deposit Materials as of the date hereof are not subject to any lien or other encumbrance; and

     (c) The Deposit Materials are readable and useable in their current form or, if the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

     1.6 Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any Deposit Materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification, provided that such verification does not disclose Depositor's source code or intellectual property rights.

     1.7 Deposit Updates. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials quarterly. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates. For the avoidance of doubt, Depositor shall not have an obligation to update the Deposit Materials in the event that the Deposit Materials have not been modified or enhanced since the most recent prior deposit update.

     1.8 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor, or as otherwise provided in this Agreement. DSI shall notify Preferred Beneficiary upon the removal of any Deposit Materials.


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


2.   Confidentiality and Record Keeping

     2.1 Confidentiality. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.4 below for notices of requested orders.)

     2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history report upon the request of Depositor or Preferred Beneficiary.

     2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following three (3) days prior notice.

3.   Grant of Rights to DSI

     3.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which any Deposit Materials are written or stored. However, this transfer does not include the ownership of any Deposit Materials contained on the media, including, but not limited to, United States and foreign copyrights, copyright registrations, copyright registration applications, patents and patent applications.

     3.2 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to fulfill its obligations under this Agreement. DSI shall include all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials on any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials, including, but not limited to, a description of the hardware and/or software needed.

     3.3 Right to Transfer Upon Release. During the term of this Agreement, Depositor hereby grants to DSI the right to transfer a copy of the Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section 4. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

4.   Release of Deposit

     4.1 Release Conditions. As used in this Agreement, "Release Conditions" shall mean the existence of any one or more of the following circumstances:
Depositor (i) becomes insolvent, (ii) files for voluntary protection under the bankruptcy laws of the United States or England and Wales, or (iii) becomes subject to any involuntary bankruptcy or insolvency proceeding under laws of the United States


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


or England and Wales (which proceeding is not dismissed by a court of competent jurisdiction within sixty (60) Business Days (as defined in the License Agreement)) (an "Involuntary Proceeding").

     4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall promptly notify Depositor and provide a copy of the request to Depositor, by certified mail, return receipt requested, or by commercial express mail.

     4.3 Contrary Instructions. From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have thirty (30) days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall notify Preferred Beneficiary and send a copy of the Contrary Instructions to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to Section 7.3. Subject to Section 5.3, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary;
(b) resolution pursuant to Section 7.3; or (c) order of a court.

     4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary at such location in the United States as is specified by the Preferred Beneficiary. However, DSI is entitled to receive any fees then due DSI pursuant to the terms of this Agreement before release of the Deposit Materials. This Agreement will terminate upon the release of the Deposit Materials held by DSI.

     4.5 Right to Use Following Release. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this
Section 4, Preferred Beneficiary shall have the right to use the Deposit Materials for (i) a period not to exceed [**] months (the "Release Period"), and
(ii) the sole purpose of continuing Preferred Beneficiary's use of the Licensed Technology as permitted by the License Agreement, provided that Preferred Beneficiary shall have the right to modify the source code of Deposit Materials comprising software only to the extent necessary to create Bug Fixes (as defined in the License Agreement). The parties agree that (a) Depositor shall own any and all modifications to, and derivative works based on, such Deposit Materials, including any Bug Fixes created by Preferred Beneficiary ("Escrow Bug Fixes"),
(b) Preferred Beneficiary shall have a right to use the same during the term of the License Agreement, and (c) neither Depositor nor Preferred Beneficiary may charge the other party any fees or royalties relating to any such Escrow Bug Fixes or the use thereof. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials as provided in the License Agreement.

     4.6 Release Upon an Involuntary Proceeding. In the event the Deposit Materials are released due to an Involuntary Proceeding pursuant to Section 4.1 above, if such Involuntary Proceeding is dismissed during the Release Period, Preferred Beneficiary must, unless otherwise agreed by Depositor and Preferred Beneficiary, (a) return to Depositor all Deposit Materials and any Escrow Bug Fixes, (b) provide Depositor with any modified source code (including source code pertaining to any Escrow Bug Fixes) and a detailed description of all modifications, or (c) destroy any and all copies of Deposit Materials in Preferred Beneficiary's possession and/or control via a method which renders all such copies permanently unrecoverable and certify any such copies as destroyed via such a method.


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


5.   Term and Termination

     5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one (1) year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangement.

     5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one (1) month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

     5.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with signed, written instructions delivered by Depositor to DSI. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI.

     5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the Sections 2.1, 5.3, 5.4, 6.1, 7 and 8 shall survive.

6.   Fees

     6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. Preferred Beneficiary shall be responsible for payment of all fees and expenses owed to DSI pursuant to this Agreement. DSI shall notify Preferred Beneficiary at least sixty (60) days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

     6.2 Payment Terms. DSI shall not be required to perform any service unless all amounts then due are paid in full. All fees are due thirty (30) days after receipt of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue interest at the rate of one and one-half (1.5%) percent per month (eighteen percent (18%) per annum) from the date of the invoice.

7.   Liability and Disputes

     7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


     7.2 Indemnification. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in such reasonable and prudent manner, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any claims and all damages, arbitration fees and expenses, costs, attorney's fees and other liabilities resulting therefrom (collectively, the "Liabilities") incurred by DSI relating in any way to this escrow arrangement, except for any Liabilities related to the adjudged gross negligence or willful misconduct of DSI. Depositor shall have sole control over the defense of any such claim and neither Depositor of Preferred Beneficiary shall be liable hereunder for any settlement or compromise negotiated by DSI unless such party agrees in writing to be so bound.

     7.3 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Three arbitrators shall be selected. Depositor and Preferred Beneficiary shall each select one arbitrator and the two chosen arbitrators shall select the third arbitrator, or failing agreement on the selection of the third arbitrator, the American Arbitration Association shall select the third arbitrator. However, if DSI is a party to the arbitration, DSI shall select the third arbitrator. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Chicago, Illinois. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

     7.4 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

     (a)  Give DSI at least two US business days' prior notice of the hearing;

     (b) Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

     (c) Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

8.   General Provisions

     8.1 Entire Agreement. This Agreement, which includes the exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the license agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such license agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed and Exhibit B need not be signed by Preferred Beneficiary.

     8.2 Notices. Any notices hereunder shall be in writing and shall be deemed to be sufficiently given to the addressee and any delivery hereunder deemed made: (i) ten (10) business days after deposit


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


with the United States Postal Service, via registered air-mail, return receipt requested, postage pre-paid, (ii) five (5) business days after deposit with a reputable commercial express mail courier or (iii) one (1) business day after facsimile transmission (provided the sender receives an automated confirmation of transmission), in each case sent to the parties at the addresses specified in Exhibit A. The parties may change the addresses or fax numbers for notice hereunder by delivery of notice in accordance with the provisions of this section.

     8.3 Governing Law. This Agreement is to be governed and construed in accordance with the laws of the State of Illinois, without regard to its conflict of law provisions.

     8.4 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

     8.5 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

     8.6 Regulations. Depositor and Preferred Beneficiary are responsible for all laws, rules and regulations applicable to performance of their respective obligations of Depositor and Preferred Beneficiary hereunder, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

     8.7 Counterparts. This Agreement may be executed in any number of counterparts, and by the different Parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument. A complete set of counterparts shall be lodged with each Party.

                  [Remainder of page intentionally left blank.
                            Signature page follows.]

                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     IN WITNESS WHEREOF, the parties have executed this Preferred Escrow Agreement as of the date first above written.

                                     LIFFE ADMINISTRATION AND MANAGEMENT

                                     By:
                                          --------------------------------
                                     Name:
                                          --------------------------------
                                     Title:
                                          --------------------------------
                                     Date:
                                         --------------------------------


                                     BOARD OF TRADE OF THE CITY OF CHICAGO, INC.

                                     By:
                                       -----------------------------------------
                                     Name:
                                         ---------------------------------------
                                     Title:
                                          --------------------------------------
                                     Date:
                                         ---------------------------------------

                                     DATA SECURITIES INTERNATIONAL, INC.

                                     By:
                                       -----------------------------------------
                                     Name:
                                         ---------------------------------------
                                     Title:
                                          --------------------------------------
                                     Date:
                                          --------------------------------------




                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

                                                                       EXHIBIT A

                               DESIGNATED CONTACT

                      Account Number ______________________

Notices, deposit material returns and
communications to Depositor                      Invoices to Depositor should be
should be addressed to:                          addressed to:

Company Name:________________________________    _____________________________________________

Address:_____________________________________    _____________________________________________

        _____________________________________    _____________________________________________

        _____________________________________    _____________________________________________

Designated Contact:__________________________    Contact:_____________________________________

Telephone:___________________________________    _____________________________________________

Facsimile:___________________________________    P.O.#, if required:__________________________

Notices and communications to                    Invoices to Preferred Beneficiary
Preferred Beneficiary should be addressed to:    should be addressed to:

Company Name:________________________________    _____________________________________________

Address:_____________________________________    _____________________________________________

        _____________________________________    _____________________________________________

        _____________________________________    _____________________________________________

Designated Contact:__________________________    Contact:_____________________________________

Telephone:___________________________________    _____________________________________________

Facsimile:___________________________________    P.O.#, if required:__________________________

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred
Beneficiary.

Contracts, Deposit Materials and notices to      Invoice inquiries and fee remittances
DSI should be addressed to:                      to DSI should be addressed to:

DSI                                              DSI
Contract Administration                          Accounts Receivable
Suite 200                                        Suite 1450
9555 Chesapeake Drive                            425 California Street
San Diego, CA 92123                              San Francisco, CA 94104

Telephone: (619) 694-1900                        (415) 398-7900
Facsimile: (619) 694-1919                        (415) 398-7914


                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


Date:_________________________________
















                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


                                                                       EXHIBIT B

                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name _______________________________________________________________________
Account Number _______________________________________________________________________________
Product Name ______________________________________________Version ___________________________
(Product Name will appear on Account History report)

DEPOSIT MATERIAL DESCRIPTION:
Quantity     Media Type & Size                  Label Description of Each Separate Item
                                         (Please use other side if additional space is needed)
_______      Disk 3.5" or ____
_______      DAT tape ____mm
_______      CD-ROM
_______      Data cartridge tape ____
_______      TK 70 or ____ tape
_______      Magnetic tape ____
_______      Documentation
_______      Other __________________

PRODUCT DESCRIPTION:
Operating System _____________________________________________________________________________
Hardware Platform_____________________________________________________________________________

DEPOSIT COPYING INFORMATION:
Is the media encrypted?  Yes / No   If yes, please include any passwords and the decryption
tools.
Encryption tool name_______________________________________ Version __________________________

Hardware required ____________________________________________________________________________
Software required ____________________________________________________________________________

I certify for Depositor that the above described   DSI has inspected and accepted the above
Deposit Materials have been transmitted to DSI:    materials (any exceptions are noted above):

Signature _________________________________        Signature _________________________________
Print Name ________________________________        Print Name ________________________________
Date ______________________________________        Date Accepted _____________________________
                                                   Exhibit B# ________________________________

    Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123 (619)694-1900



                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.















                  CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]

                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.


                                   SCHEDULE I

                                      FEES
                                      ----


Part 1 - Initial Term License Fee
         ------------------------

     The License Fee payable under this Agreement for the duration of the Initial Term is [**], which shall be paid as follows:

     (a)  The CBOT shall pay to LIFFE [**];

     (b)  LIFFE shall invoice the CBOT for [**];
          and

     (c)  LIFFE shall invoice the CBOT for [**].

Part 2 - Renewal Term License Fee
         ------------------------

2.1 The License Fee payable in respect of the Renewal Term immediately following the Initial Term (the "First Renewal Term") shall be calculated as follows: [**] per annum adjusted by the greater of (a) [**] per annum during the Initial Term or (b) the percentage change in the [**] as published by the [**] during the Initial Term, as measured by the change between the [**] number for the month before the month in which the Initial Term began and for the month before the month in which the first day of the First Renewal Term begins; provided that the License Fee shall not be adjusted by more than [**].

2.2 The License Fee payable in respect of the Renewal Term immediately following the First Renewal Term (the "Second Renewal Term") shall be calculated as follows: the annual License Fee payable for the First Renewal Term adjusted by the greater of (a) [**] percent [**] per annum during the First Renewal Term or (b) the percentage change in the [**] as published by the [**] during the Initial Term, as measured by the change between the [**] number for the month before the month in which the First Renewal Term began and for the month before the month in which the first day of the Second Renewal Term begins; provided that the License Fee shall not be adjusted by more than [**].

2.3 LIFFE shall be entitled to invoice the CBOT for the full amount of the License Fee for each Renewal Term [**].



                   CONFIDENTIAL INFORMATION REDACTED AND FILED
       SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS INDICATED BY [**]